                                                                     EXHIBIT 4.1
                                                                     -----------

================================================================================


                           CONTIFINANCIAL CORPORATION

                              ___________________



                                   INDENTURE

                           Dated as of March 4, 1998

                              The Bank of New York
                                    Trustee



================================================================================

             Reconciliation and tie between Indenture, dated as of March 4, 1998 and the Trust Indenture Act of 1939, as amended ("TIA").


TIA Section                                                                Indenture Section
-----------                                                                -----------------
310(a)(1)................................................................  6.09
   (a)(2)................................................................  6.09
   (a)(3)................................................................  Not Applicable
   (a)(4)................................................................  Not Applicable
   (a)(5)................................................................  6.09
   (b)...................................................................  6.10
311(a)...................................................................  6.13
   (b)...................................................................  6.13
   (c)...................................................................  Not Applicable
312(a)...................................................................  7.01; 7.02(a)
   (b)...................................................................  7.02(b)
   (c)...................................................................  7.02(c)
313(a)...................................................................  7.03
   (b)...................................................................  7.03
   (c)...................................................................  7.03
   (d)...................................................................  7.03(b)
314(a)...................................................................  7.04; TIA
   (b)...................................................................  Not Applicable
   (c)(1)................................................................  1.03
   (c)(2)................................................................  1.03
   (c)(3)................................................................  Not Applicable
   (d)...................................................................  Not Applicable
   (e)...................................................................  1.03
315(a)...................................................................  6.01(a); 6.03; 6.08
   (b)...................................................................  6.02
   (c)...................................................................  6.01(b)
   (d)(1)................................................................  6.01(c)(1)
   (d)(2)................................................................  6.01(c)(2)
   (d)(3)................................................................  6.01(c)(3)
   (e)...................................................................  5.15
316(a)(1)(A).............................................................  5.12
   (a)(1)(B).............................................................  5.13
   (a)(2)................................................................  Not Applicable
   (b)...................................................................  Not Applicable
   (c)...................................................................  Not Applicable
317(a)(1)................................................................  5.03
   (a)(2)................................................................  5.04
   (b)...................................................................  10.03
318(a)...................................................................  1.09
   (b)...................................................................  1.09
   (c)...................................................................  1.09

____________________
This reconciliation and tie section does not constitute part of the Indenture.

                               TABLE OF CONTENTS


ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................................1

 Section 1.01   Definitions................................................................................1

 Section 1.02   Other Definitions.........................................................................23

 Section 1.03   Compliance Certificates and Opinions......................................................23

 Section 1.04   Form of Documents Delivered to Trustee....................................................24

 Section 1.05   Acts of Holders; Record Dates.............................................................24

 Section 1.06   Notices, Etc., to Trustee and Company.....................................................26

 Section 1.07   Notice to Holders; Waiver.................................................................26

 Section 1.08   Incorporators, Stockholders, Officers and Directors of Company, Exemption from Individual
                Liability.................................................................................27

 Section 1.09   Conflict with Trust Indenture Act.........................................................27

 Section 1.10   Effect of Headings and Table of Contents..................................................27

 Section 1.11   Successors and Assigns....................................................................27

 Section 1.12   Separability Clause.......................................................................27

 Section 1.13   Benefits of Indenture.....................................................................28

 Section 1.14   Governing Law.............................................................................28

 Section 1.15   Legal Holidays............................................................................28

 Section 1.16   Counterparts..............................................................................28

ARTICLE TWO SECURITY FORMS................................................................................28

 Section 2.01   Forms Generally...........................................................................28

 Section 2.02   Form of Trustee's Certificate of Authentication...........................................29

 Section 2.03   Additional Provisions Required in Global Security.........................................29

ARTICLE THREE THE SECURITIES..............................................................................29

 Section 3.01   Amount Unlimited; Issuable in Series......................................................29

 Section 3.02   Denominations.............................................................................31

 Section 3.03   Execution, Authentication, Delivery and Dating of Securities..............................32

 Section 3.04   Temporary Securities......................................................................33

 Section 3.05   Registration, Registration of Transfer and Exchange.......................................34

 Section 3.06   Mutilated, Defaced, Destroyed, Lost and Stolen Securities.................................36

 Section 3.07   Payment of Interest; Interest Rights Preserved............................................37

 Section 3.08   Persons Deemed Owners.....................................................................39

 Section 3.09   Cancellation..............................................................................39

 Section 3.10   Computation of Interest...................................................................40

 Section 3.11   Currency and Manner of Payments in Respect of Securities..................................40

 Section 3.12   Appointment and Resignation of Successor Exchange Rate Agent..............................43

 Section 3.13   Compliance with Certain Laws and Regulations..............................................43

 Section 3.14   CUSIP Numbers.............................................................................43

ARTICLE FOUR SATISFACTION AND DISCHARGE...................................................................44

 Section 4.01   Satisfaction and Discharge of Indenture...................................................44

 Section 4.02   Application of Trust Money................................................................45

ARTICLE FIVE REMEDIES.....................................................................................45

 Section 5.01   Events of Default.........................................................................45

 Section 5.02   Acceleration of Maturity; Rescission and Annulment........................................46

 Section 5.03   Collection of Indebtedness and Suits for Enforcement by Trustee...........................47

 Section 5.04    Trustee May File Proofs of Claim..........................................................48

 Section 5.05    Trustee May Enforce Claims Without Possession of Securities...............................49

 Section 5.06    Application of Moneys Collected by Trustee................................................49

 Section 5.07    Limitation on Suits.......................................................................50

 Section 5.08    Unconditional Right of Holders to Receive Principal, Premium and Interest.................50

 Section 5.09    Restoration of Rights and Remedies........................................................51

 Section 5.10    Rights and Remedies Cumulative............................................................51

 Section 5.11    Delay or Omission Not Waiver..............................................................51

 Section 5.12    Control by Holders........................................................................51

 Section 5.13    Waiver of Past Defaults...................................................................52

 Section 5.14    Undertaking for Costs.....................................................................52

 Section 5.15    Waiver of Stay or Extension Laws..........................................................52

ARTICLE SIX THE TRUSTEE....................................................................................53

 Section 6.01    Certain Duties and Responsibilities.......................................................53

 Section 6.02    Notice of Defaults........................................................................54

 Section 6.03    Certain Rights of the Trustee.............................................................54

 Section 6.04    Not Responsible for Recitals or Issuance of Securities....................................55

 Section 6.05    May Hold Securities.......................................................................55

 Section 6.06    Money Held in Trust.......................................................................55

 Section 6.07    Compensation and Reimbursement............................................................56

 Section 6.08    Right to Rely on Officers' Certificate....................................................56

 Section 6.09    Eligibility...............................................................................57

 Section 6.10    Resignation and Removal; Appointment of Successor.........................................57

 Section 6.11    Acceptance of Appointment by Successor....................................................58

 Section 6.12    Merger, Conversion, Consolidation or Succession to Business...............................59

 Section 6.13    Preferential Collection of Claims Against Company.........................................60

 Section 6.14    Appointment of Authenticating Agent.......................................................60

ARTICLE SEVEN HOLDERS' LIST AND REPORTS BY TRUSTEE AND COMPANY.............................................61

 Section 7.01    Company to Furnish Trustee Names and Addresses of Holders.................................61

 Section 7.02    Preservation of Information; Communications to Holders....................................62

 Section 7.03    Reports by Trustee........................................................................62

 Section 7.04    Reports by Company........................................................................62

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.........................................63

 Section 8.01    Company May Consolidate, Etc., Only on Certain Terms......................................63

 Section 8.02    Successor Substituted.....................................................................64

ARTICLE NINE SUPPLEMENTAL INDENTURES.......................................................................64

 Section 9.01    Supplemental Indentures Without Consent of Holders........................................64

 Section 9.02    Supplemental Indentures with Consent of Holders...........................................65

 Section 9.03    Execution of Supplemental Indentures......................................................66

 Section 9.04    Effect of Supplemental Indentures.........................................................66

 Section 9.05    Conformity with Trust Indenture Act.......................................................66

 Section 9.06    Reference in Securities to Supplemental Indentures........................................67

ARTICLE TEN COVENANTS......................................................................................67

 Section 10.01   Payment of Principal, Premium and Interest................................................67

 Section 10.02   Maintenance of Office or Agency...........................................................67

 Section 10.03   Money for Securities Payments to Be Held in Trust.........................................67

 Section 10.04   Limitation on Indebtedness................................................................68

 Section 10.05   Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries.................70

 Section 10.06   Limitation on Restricted Payments.........................................................70

 Section 10.07   Limitation on Restrictions on Distributions from Restricted Subsidiaries..................72

 Section 10.08   Limitation on Sales of Assets and Subsidiary Stock........................................72

 Section 10.09   Limitation on Affiliate Transactions....................................................75

 Section 10.10   Change of Control.......................................................................76

 Section 10.11   Limitation on Liens.....................................................................76

 Section 10.12   Limitation on Investment Company Status.................................................77

 Section 10.13   SEC Reports.............................................................................77

 Section 10.14   Certificate of Compliance...............................................................77

 Section 10.15   Certain Covenants Suspended.............................................................77

 Section 10.16   Calculation of Original Issue Discount..................................................78

ARTICLE ELEVEN REDEMPTION OF SECURITIES..................................................................78

 Section 11.01   Applicability of Article................................................................78

 Section 11.02   Election to Redeem; Notice to Trustee...................................................78

 Section 11.03   Selection by Trustee of Securities to Be Redeemed.......................................78

 Section 11.04   Notice of Redemption....................................................................79

 Section 11.05   Deposit of Redemption Price.............................................................79

 Section 11.06   Securities Payable on Redemption Date...................................................79

 Section 11.07   Securities Redeemed in Part.............................................................80

ARTICLE TWELVE SINKING FUNDS.............................................................................80

 Section 12.01   Applicability of Article................................................................80

 Section 12.02   Satisfaction of Sinking Fund Payments with Securities...................................80

 Section 12.03   Redemption of Securities for Sinking Fund...............................................81

ARTICLE THIRTEEN DEFEASANCE..............................................................................81

 Section 13.01   Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance..81

 Section 13.02   Defeasance and Discharge................................................................81

 Section 13.03   Covenant Defeasance.....................................................................82

 Section 13.04   Conditions to Defeasance or Covenant Defeasance.........................................82

 Section 13.05   Deposited Money and Government Obligations to Be Held in Trust; Other
 Miscellaneous Provisions................................................................................84

 Section 13.06   Reinstatement...........................................................................84

ARTICLE FOURTEEN SUBORDINATION...........................................................................85

 Section 14.01   Agreement to Subordinate................................................................85

 Section 14.02   Payments to Holders of Subordinated Securities..........................................85

 Section 14.03   No Payment When Designated Senior Debt in Default.......................................86

 Section 14.04   Subrogation.............................................................................87

 Section 14.05   Authorization by Holders of Subordinated Securities.....................................88

 Section 14.06   Notice to Trustee.......................................................................88

 Section 14.07   Trustee's Relation to Senior Indebtedness...............................................89

 Section 14.08   No Impairment of Subordination..........................................................89

 Section 14.09   Trust Moneys Not Subordinated...........................................................90

ARTICLE FIFTEEN AMENDMENTS...............................................................................90

 Section 15.01   Without Consent of Holders..............................................................90

 Section 15.02   With Consent of Holders.................................................................91

 Section 15.03   Compliance with Trust Indenture Act.....................................................92

 Section 15.04   Effect of Consents......................................................................93

 Section 15.05   Notation on or Exchange of Securities...................................................93

 Section 15.06   Trustee Protected.......................................................................93

                            RECITALS OF THE COMPANY

          ContiFinancial Corporation, a Delaware corporation (the "Company") has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (as such term is hereinafter defined) of the Company (such debentures, notes or other evidences of indebtedness herein called the "Securities") to be issued in one or more series as in this Indenture provided. The Securities may either be senior (the "Senior Securities") or subordinated (the "Subordinated Securities").

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is agreed for the equal and proportionate benefit of all Holders of the Securities of any series, as follows:


                                  ARTICLE ONE


                       Definitions and Other Provisions
                            of General Application

Section 1.01   Definitions.

          For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) "or" is not exclusive;

          (f) "including" means including without limitation;

          (g) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

          (h) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP; and

          (i) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.

          "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) used or useful in a Related Business, (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary, (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; provided, however, that any such Restricted Subsidiary described in clause (ii) or (iii) above is primarily engaged in a Related Business or (iv) the Capital Stock or Indebtedness of a Strategic Alliance Client.

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Sections 10.08 and 10.09 only, "Affiliate" shall also mean any beneficial owner of Capital Stock representing 5% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

          "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of (i) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary), (ii) all or substantially all the assets of any division or line of business of the Company or any Restricted Subsidiary, (iii) any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary, (iv) any Investment in a Strategic Alliance Client or (v) any Excess Spread Receivables (other than, in the case of (i), (ii), (iii), (iv) and (v) above, (x) a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Consolidated Restricted Subsidiary, (y) for purposes of Section 10.08 only, a disposition that constitutes a Restricted Payment permitted by Section 10.06 or (z) a disposition of assets (including related assets) for an aggregate consideration of $1.0 million or less).

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made

(unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

          "Bearer Security" means any Security issued under this Indenture which is payable to bearer.

          "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each day which is not a Legal Holiday.

          "Capital Lease Obligations" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests or membership interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

          "Change of Control" means the occurrence of any of the following events:

          (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Permitted Holders, who is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of the Company; provided, however, that the Permitted Holders beneficially own (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors (for the purposes of this clause (i), such other person shall be deemed to beneficially own any Voting Stock of a corporation held by another corporation (a "parent corporation"), if such other person is the beneficial owner (as defined above for such person), directly or indirectly, of more than 35% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders beneficially own (as defined above for the Permitted Holders), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent corporation and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent corporation);

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

          (iii) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale of all or substantially all the assets of the Company to another Person (other than a Person that is controlled by the Permitted Holders), and, in the case of any such merger or consolidation, the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation; provided, however, that the sale by the Company or its Restricted Subsidiaries from time to time of Receivables to a trust for the purpose solely of effecting one or more securitizations shall not be treated hereunder as a sale of all or substantially all the assets of the Company.

          "Closing Price Per Share" means, with respect to the Capital Stock of the Company, for any day the last reported sales price per share (i) on the New York Stock Exchange, Inc. as reported in the Wall Street Journal (or other similar newspaper) for New York Stock Exchange Composite Transactions (or, if no such sale is so reported on such day, the average of such reported closing bid and asked prices regular way) or, if the Capital Stock is not listed or admitted to trading on such Exchange, on the principal (as determined by the Company's Board of Directors) national securities exchange on which the Capital Stock is listed or admitted to trading or, (ii) if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System; or if the Capital Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by both (i) its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and (ii) its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Current Liabilities" as of the date of determination means the aggregate amount of liabilities of the Company and its consolidated Restricted Subsidiaries which may properly be classified as current liabilities (including taxes accrued as estimated), on a consolidated basis, after eliminating (i) all intercompany items between the Company and any Restricted Subsidiary and (ii) all current maturities of long-term Indebtedness, all as determined in accordance with GAAP consistently applied.

          "Consolidated Leverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of all Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis, excluding (A) Permitted Warehouse Indebtedness and (B) Hedging Obligations permitted to be Incurred pursuant to Section 10.04(b)(6), to (ii) the Consolidated Net Worth of the Company.

          "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income of any Person if such Person is not a Restricted Subsidiary, except that (A) subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Restricted Subsidiary, to the limitations contained in clause (iii) below) and (B) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income; (ii) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that (A) subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income to the extent that cash could have been distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income; (iv) any gain (but not loss) realized upon the sale or other disposition of any asset (excluding any equity Investment in a Strategic Alliance Client) of the Company or its consolidated Subsidiaries (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person (excluding Capital Stock in a Strategic Alliance Client); (v) extraordinary gains or losses; and (vi) the cumulative effect of a change in accounting principles. Notwithstanding the foregoing, for the purposes of
Section 10.06 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from any Person to the Company or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under Section 10.06(a)(iii)(D).

          "Consolidated Net Tangible Assets" as of any date of determination, means the total amount of assets (less accumulated depreciation and amortization, allowances for doubtful receivables, other applicable reserves and other properly deductible items) which would appear on a balance sheet of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, and after giving effect to purchase accounting and after deducting therefrom all Consolidated Current Liabilities and, to the extent otherwise included, the amounts of: (i) minority interests in consolidated Subsidiaries held by Persons other than the Company or a Restricted Subsidiary;
(ii) excess of cost over fair value of assets of businesses acquired, as determined in good faith by the Board of Directors; (iii) any revaluation or other write-up in book value of assets (other than Excess Spread Receivables) subsequent to the Issue Date as a result of a change in the method of valuation in accordance with GAAP consistently applied; (iv) unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items; (v) treasury stock; (vi) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of Capital Stock to the extent such obligation is not reflected in Consolidated Current Liabilities; and (vii) Investments in and assets of Unrestricted Subsidiaries.

          "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company for which financial statements are available, as
(i) the par or stated value of all outstanding Capital Stock of the Company plus
(ii) paid-in capital or capital surplus relating to such Capital Stock plus
(iii) any retained earnings or earned surplus less (A) any accumulated deficit,
(B) any amounts attributable to Disqualified Stock and (C) any amounts attributable to deferred compensation appropriately classified as net worth in accordance with GAAP.

          "Consolidated Restricted Subsidiary" means a Restricted Subsidiary (i) 80% of the Capital Stock and 80% of the Voting Stock of which is owned by the Company or one or more Consolidated Restricted Subsidiaries and (ii) which is treated as a consolidated subsidiary for the purpose of the Company's U.S. Federal income tax reporting.

          "Continental Grain" means Continental Grain Company, a Delaware corporation, and its successors.

          "Conversion Event" means the cessation of use of (a) a Foreign Currency both by the government of the country which issued such Currency and by a central bank or other public institutions of or within the international banking community for the settlement of transactions, (b) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (c) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

          "Corporate Trust Office" means the office of the Trustee specified in
Section 1.06 hereof or such other address as to which the Trustee may give notice to the Company.

          "Corporation" includes corporations, associations, companies, joint-stock companies, limited liability companies and business trusts.

          "Coupon" means any interest coupon appertaining to a Bearer Security.

          "Credit Agreements" means (a) the $200,000,000 Revolving Credit Facility, dated as of January 7, 1997, among the Company as Borrower, the lenders party thereto, Credit Suisse First Boston, New York Branch, as Administrative Agent and Co-Arranger, and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Arrangers, together with the related documents thereto, in each case as such agreements may be amended, supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing, substituting, renewing or otherwise restructuring all or a portion of the Indebtedness under such agreement or any successor or replacement agreement and (b) the $275,000,000 Letter of Credit and Reimbursement Agreement, dated as of September 9, 1997, among the Company, as Borrower, the participating banks party thereto, Credit Suisse First Boston, New York Branch, as Agent and Co-Arranger, and Dresdner Bank AG, New York Branch, as Issuing Bank and Co-Arranger.

          "Currency" means any currency or currencies, currency unit or units or composite currency or currencies, including, the ECU, issued by the government of one or more countries or by any recognized confederation or association of such governments.

          "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary.

          "Debt" means any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

          "Designated Senior Debt" means (a) any Indebtedness of the Company under the Credit Agreements and (b) any other Senior Indebtedness of the Company having, at the time of determination, an aggregate principal amount of at least $25,000,000 and specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Debt" by the Company.

          "Disqualified Stock" means, with respect to any Person and any series of Securities, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in each case in whole or in part on or prior to the first anniversary of the Stated Maturity of the Securities of such series; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Stated Maturity of the Securities of such series shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable as determined in good faith by the Board of Directors to the holders of such Capital Stock than the provisions in Sections 10.08 and 10.10.

          "Dollar" or "U.S. Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

          "Eligible Excess Spread Receivables" means Excess Spread Receivables created after April 2, 1996; provided, however, that Eligible Excess Spread Receivables shall not include any Excess Spread Receivables created as the result of the securitization or sale of Excess Spread Receivables.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

          "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

          "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

          "Event of Default" has the meaning specified in Section 5.01.

          "Excess Spread" means, over the life of a "pool" of Receivables that have been sold by a Person to a trust or other Person in a securitization or sale, the rights retained by such Person or its Restricted Subsidiaries at or subsequent to the closing of such securitization or sale to receive cash flows attributable to such "pool."

          "Excess Spread Receivables" of a Person means the contractual or certificated right to Excess Spread capitalized on such Person's consolidated balance sheet (the amount of which shall be the present value of the Excess Spread, calculated in accordance with GAAP).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Rate Agent" , with respect to Securities of or within any series, means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, a New York Clearing House bank, designated pursuant to
Section 3.01 or Section 3.12.

          "Exchange Rate Officer's Certificate" means a tested telex or a certificate setting forth (a) the applicable Market Exchange Rate and (b) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a

Security having the lowest denomination principal amount determined in accordance with Section 3.02 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer, any Vice President or any Assistant Treasurer of the Company.

          "Foreign Currency" means any Currency other than the U.S. Dollar.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Issue Date, including those set forth
(i) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) in the statements and pronouncements of the Financial Accounting Standards Board, (iii) in such other statements by such other entity as approved by a significant segment of the accounting profession, and (iv) in the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC and releases of the Emerging Issues Task Force.

          "Global Security" means a Security bearing the legend prescribed in
Section 2.03 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. "Guarantee" used as a verb has a corresponding meaning.

          "Guarantor" shall mean any Person Guaranteeing any obligation.

          "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or such other agreement designed to mitigate risks of fluctuations in value of assets owned, financed or sold, or of liabilities incurred or assumed, in either case in the ordinary course of business of the Company or its Restricted Subsidiaries.

          "Holder" means, with respect to a Registered Security, a Person in whose name a Security is registered in the Security Register and, with respect to a Bearer Security, a bearer thereof or of a Coupon appertaining thereto.

          "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall be deemed the Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of determination (without duplication), (i) the outstanding principal as of such date in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable; (ii) all Capital Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and expense accruals arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock (but excluding any accrued dividends); (vi) Warehouse Indebtedness; (vii) in connection with each sale by such Person of any Excess Spread Receivables, the maximum aggregate contractual claim (if any) that the purchaser thereof could have against such Person if the amounts anticipated at the time of such sale to be received by such purchaser in connection with such Excess Spread Receivables are not received by such purchaser; (viii) all obligations of the type referred to in clauses (i) through
(vii) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; (ix) all obligations of the type referred to in clauses (i) through
(viii) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured and (x) to the extent not otherwise included in this definition, Hedging Obligations of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date. Notwithstanding the foregoing, any securities issued in a securitization by a special purpose owner trust or similar entity formed by or on behalf of a Person and to which Receivables or Excess Spread Receivables have been sold or otherwise transferred by or on behalf of such Person or its Subsidiaries shall not be treated as Indebtedness of such Person or its Subsidiaries under this Indenture, regardless of whether such securities are treated as indebtedness for tax purposes and regardless of whether such securities are styled as debt.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the mandatory provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated in Section 3.01.

          "Interest" means, when used with respect to a non-interest bearing Security, interest payable after the principal thereof has become due and payable whether at Maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund or otherwise, and, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, interest payable after Maturity.

          "Interest Payment Date" , when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, repurchase agreement, futures contract or other financial agreement or arrangement designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates.

          "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as trade accounts on the balance sheet of the lender) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of the definition of "Unrestricted Subsidiary", the definition of "Restricted Payment" and Section 10.06, (i) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

          "Investment Grade Rating" means a rating equal to or higher than Baa3 (or the equivalent) and BBB- (or the equivalent) by Moody's Investors Service, Inc. (or any successor to the rating agency business thereof) and Standard & Poor's Ratings Group (or any successor to the rating agency business thereof), respectively.

          "Issue Date" means, with respect to any series of Securities, the date of issuance of such series of Securities.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Market Exchange Rate" means, unless otherwise specified with respect to the Securities of a series pursuant to Section 3.01, (a) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section
3.01 for the Securities of such series, (b) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (c) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to the Securities of a series pursuant to Section 3.01, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (a), (b) and (c), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or any other principal market for such Currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, pursuant to a sinking fund or otherwise.

          "Net Available Cash" from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form) in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be, repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition and (iv) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Restricted Subsidiary after such Asset Disposition.

          "Net Cash Proceeds", with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "NYSE" means the New York Stock Exchange, Inc.

          "Officer" means the Chairman of the Board, the President, any Senior Vice President, any Vice President, the Treasurer or the Secretary of the Company.

          "Officers' Certificate" means a certificate signed by both (a) the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such Officers' Certificate shall include the statements required by Section 1.03 hereunder.

          "Opinion of Counsel" means a written opinion of counsel who shall be acceptable to the Trustee, who may be an employee of or counsel for the Company, and which opinion complies with the requirements of Section 1.03.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

          "Outstanding", when used with respect to Securities of any series, means, except as otherwise required by the Trust Indenture Act as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

          (a) Securities of such series theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities of such series, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and of any Coupons pertaining to such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (c) Securities of such series which have been paid pursuant to Section
3.07 or in exchange for or in lieu of which other Securities of such series have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities of any series have taken any action (including the making of any request, demand, authorization or direction), the giving of any notice, consent or waiver (or the taking of any other action) hereunder and in determining voting rights of any Holder of a Security hereunder
(i) the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02,
(ii) the principal amount of any Security of such series, the principal amount of which is denominated in a Specified Currency, shall be deemed to be that amount as determined in accordance with Section 3.11 (or, in the case of any Original Issue Discount Security, the amount determined in accordance with clause (i) above as well as Section 3.11), and (iii) Securities of such series owned by the Company or any other obligor upon such

Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities of such series which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon such Securities or any Affiliate of the Company or any such other obligor. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice.

          "Overdue Rate" means, unless otherwise specified in the Securities of any series, the same rate as the rate of interest specified in the Securities of such series or, in the case of a series of Original Issue Discount Securities, the Yield to Maturity of such series of Securities.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Permitted Holders" means lineal descendants of Jules Fribourg, including any individual legally adopted; spouses of such descendants; trusts, the beneficiaries of which are any of the foregoing; partnerships, corporations, or other entities in which any of the foregoing (individually or collectively) has a controlling interest; and charitable organizations established by any of the foregoing.

          "Permitted Investment" means an Investment by the Company or any Restricted Subsidiary in (i) the Company, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that the primary business of such Restricted Subsidiary is a Related Business; (ii) a Strategic Alliance Client to the extent such Investment consists of options, warrants or other securities that are convertible or exchangeable for equity securities of such Strategic Alliance Client and is received by the Company or a Restricted Subsidiary without the payment of any consideration other than the concurrent provision by the Company or such Restricted Subsidiary to such Strategic Alliance Client of financing or asset securitization expertise on terms determined by the Company to be fair and reasonable to the Company or such Restricted Subsidiary from a financial point of view without taking into consideration any value that may inhere in such option, warrant or convertible or exchangeable security; (iii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business; (iv) Temporary Cash Investments; (v) receivables owing to the Company or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (vi) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (vii) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary; (viii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments; (ix) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted pursuant to Section 10.08; (x) Receivables; (xi) a Strategic Alliance Client to the extent such Investment consists of (A) Indebtedness of such Strategic Alliance Client that is secured by Receivables owned, directly or indirectly, by such Strategic Alliance

Client in an aggregate principal amount at any time outstanding not to exceed 100% of the aggregate market value of such Receivables; provided, however, that such Indebtedness has not been outstanding in excess of 364 days; or (B) Indebtedness of such Strategic Alliance Client that is secured by Excess Spread Receivables owned by such Strategic Alliance Client; and (xii) Excess Spread Receivables.

          "Permitted Liens" means, with respect to any Person:

          (a) pledges or deposits by such Person under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or pledges or deposits to secure surety or appeal bonds to which such Person is a party, or pledges or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

          (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

          (c) Liens for property taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings;

          (d) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that any reimbursement obligation with respect to the related letter of credit does not constitute Indebtedness as of the date such Lien is incurred;

          (e) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

          (f) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person (but excluding Capital Stock of another Person); provided, however, that the Lien may not extend to any other property owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness secured by the Lien may not be Incurred more than one year after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

          (g) Liens on Excess Spread Receivables (or on the Capital Stock of any Subsidiary of such Person substantially all the assets of which are Excess Spread Receivables); provided, however, that

               (I) unless the Covenant Termination has occurred,

                    (A) in the case of Excess Spread Receivables which are Pre-Existing Excess Spread Receivables, no Lien created on such Pre-Existing Excess Spread Receivable after the Issue Date of a series of Securities (a "Subsequent Lien") shall be a Permitted Lien unless

                    (i) such Pre-Existing Excess Spread Receivable was, on April
               2, 1996, subject to a Lien created by the Company in respect of the financing thereof (a "predecessor Lien"), and

                    (ii) the sum of (x) the aggregate book value of subordinated interests created and retained by the Company or its Restricted Subsidiaries as a result of the sale or financing associated with such Subsequent Liens and (y) the aggregate book value of all Pre-Existing Excess Spread Receivables which are not then subject to any Lien (other than Permitted Liens described under another clause of this definition) shall equal at least (z) the product of (1) the aggregate book value, at the date of incurrence of such Subsequent Lien, of all such Pre-Existing Excess Spread Receivables which are then subject to subsequent Liens, and (2) a fraction, the numerator of which is the aggregate book value, on April 2, 1996, of the subordinated interests associated with all predecessor Liens and the denominator of which is the sum of (a) such aggregate book value of such subordinated interests and (b) the outstanding balance, on April 2, 1996, of the related senior interests; and

                    (B) in the case of Excess Spread Receivables other than Pre-Existing Excess Spread Receivables, any Lien thereon, provided that at the date of Incurrence of such Lien (i) the fair market value (as determined in good faith by the Board of Directors) as of such date of all Excess Spread Receivables then subject to Liens (other than Permitted Liens described under another clause of this definition) collectively does not exceed (ii) (x) 50% of the book value of Eligible Excess Spread Receivables shown on the balance sheet of the Company and its consolidated Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company prior to the creation of such Lien for which financial statements are available minus (y) the amount of Indebtedness then secured by Liens permitted by clause (o) below; and

               (II) for purposes of this clause (g), any Lien on the Capital Stock of any Person substantially all the assets of which are Excess Spread Receivables shall be treated as a Lien on the Excess Spread Receivables of such Person;

          (h) Liens existing on the Issue Date of a series of Securities;

          (i) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, however, that such Lien may not extend to any other property owned by such Person or any of its Subsidiaries;

          (j) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition; provided, further, however, that the Liens may not extend to any other property owned by such Person or any of its Subsidiaries;

          (k) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Consolidated Restricted Subsidiary of such Person;

          (l) Liens (other than on any Excess Spread Receivables) securing Hedging Obligations;

          (m) Liens on cash or other assets (other than Excess Spread Receivables) securing Warehouse Indebtedness of the Company or its Restricted Subsidiaries;

          (n) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (f),(h), (i) and (j); provided, however, that (I) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements to or on such property) and (II) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (f), (h), (i) or
(j), as the case may be, at the time the original Lien became a Permitted Lien and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement (notwithstanding the foregoing, "Permitted Liens" will not include any Lien described in clauses (f), (i) or (j) above to the extent such Lien applies to any Additional Assets acquired directly or indirectly from Net Available Cash pursuant to Section 10.08); and

          (o) Liens, other than Liens described in clauses (a) - (n) above, on any assets of the Company or Restricted Subsidiaries to secure Indebtedness if the amount of such Indebtedness to be secured by such Lien, when taken together with (x) the aggregate amount of Indebtedness then outstanding and secured by Liens created pursuant to this clause (o) and (y) the aggregate amount of Warehouse Margin Indebtedness then outstanding, does not exceed 10% of the Consolidated Net Worth of the Company.

          "Permitted Warehouse Indebtedness" means Warehouse Indebtedness; provided, however, that (i) the excess, if any, of (x) the amount of any such Warehouse Indebtedness for which the holder thereof has contractual recourse to the Company or its Restricted Subsidiaries to satisfy claims with respect to such Warehouse Indebtedness over (y) the aggregate (without duplication of amounts) realizable value of the assets which secure such Warehouse Indebtedness shall not be Permitted Warehouse Indebtedness, and (ii) any such Indebtedness may not have a term in excess of 364 days.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Pre-Existing Excess Spread Receivable" means an Excess Spread Receivable created on or prior to April 2, 1996.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Rating Agencies" mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and Moody's Investors Service, Inc. or any successor to the respective rating agency businesses thereof.

          "Receivables" means consumer and commercial loans, leases, accounts and other receivables purchased or originated by the Company, any Restricted Subsidiary or a Strategic Alliance Client in the ordinary course of business; provided, however, that for purposes of determining the amount of a Receivable at any time, such amount shall be determined in accordance with GAAP, consistently applied, as of the most recent practicable date.

          "Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified as such in the terms of the Securities of such series.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" in respect of a series of Securities means Indebtedness that Refinances any Indebtedness of the Company or any Restricted Subsidiary existing on the Issue Date of such series or Incurred in compliance with this Indenture including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that (i) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced, (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced and (iii) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; provided, further, however, that Refinancing Indebtedness shall not include (x) Indebtedness of a Subsidiary that Refinances Indebtedness of the Company or another Subsidiary or (y) Indebtedness of the Company or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary.

          "Registered Holder" means the Holder of a Registered Security.

          "Registered Security" means any Security issued under this Indenture which is registered as to principal and interest in the Security Register.

          "Related Business" means any consumer or commercial finance business or any financial service business.

          "Responsible Officer", when used with respect to the Trustee, means any officer, including any vice president, assistant vice president, assistant treasurer or corporate trust officer, of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer or employee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payment" with respect to any Person and in respect of a series of Securities means (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than (A) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock), (B) dividends or distributions payable solely to the Company or a Restricted Subsidiary and (C) pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Company (other than a Restricted Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock),
(iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations in respect of such series (other than the purchase, repurchase or other acquisition of such Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment (other than a Permitted Investment) in any Person.

          "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act.

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Bearer Security, including any Coupon appertaining thereto, or any Registered Security authenticated and delivered under this Indenture.

          "Securities Act" means the Securities Act of 1933.

          "Senior Indebtedness" in respect of any series of Senior Securities means (i) Indebtedness of any Person, whether outstanding on the Issue Date of such series or thereafter Incurred and (ii) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company to the extent post-filing interest is allowed in such proceeding) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable unless, in the case of either clause (i) or
(ii), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate in right of payment to the Securities of such series; provided, however, that Senior Indebtedness shall not include (1) any obligation of such Person to any Subsidiary of such Person, (2) any liability for Federal, state, local or other taxes owed or owing by such Person, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any obligation in respect of Capital Stock of such Person or (5) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of this Indenture.

          "Senior Securities" has the meaning stated in the first recital of this Indenture.

          "Significant Subsidiary" means any Restricted Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

          "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the Holder thereof upon the happening of any contingency unless such contingency has occurred).

          "Strategic Alliance Client" means any Person (other than a Restricted Subsidiary) engaged in a Related Business to which the Company or a Restricted Subsidiary of the Company provides, or reasonably expects to provide, financing or asset securitization expertise in return for asset-backed underwriting or placement agent commitments or long-term purchase and sale of assets.

          "Subordinated Obligations" in respect of any series of Securities means any Indebtedness of the Company (whether outstanding on the Issue Date of such series or thereafter Incurred) which is subordinate or junior in right of payment to the Securities of such series pursuant to a written agreement to that effect.

          "Subordinated Securities" has the meaning stated in the first recital of this Indenture.

          "Subordinated Securities Payment" has the meaning specified in Section 14.02.

          "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by
(i) such Person, (ii) such Person and one or more Subsidiaries of such Person or
(iii) one or more Subsidiaries of such Person.

          "Temporary Cash Investments" means any of the following: (i) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is not an Affiliate of the Company and which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor,
(iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Ratings Group, and (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or "A" by Moody's Investors Service, Inc.

          "Trading Day" means, with respect to any Capital Stock of the Company, so long as such Capital Stock is listed or admitted to trading on the NYSE, a day on which the NYSE is open for the transaction of business, or, if such Capital Stock is not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which such Capital Stock is listed is open for the transaction of business, or, if such Capital Stock is not so listed or admitted for trading on any national securities exchange, a day on which Nasdaq National Market is open for the transaction of business.

          "Trust Indenture Act" (except as otherwise provided in Section 9.05) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means, initially, The Bank of New York, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section 10.06. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness under Section 10.04(a) and (y) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced by the Company to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

          "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests or membership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Warehouse Facility" means any funding arrangement with a financial institution or other lender or purchaser exclusively to finance the purchase or origination of Receivables by the Company, a Subsidiary of the Company or a Strategic Alliance Client for the purpose of pooling such Receivables prior to securitization or sale in the ordinary course of business, including (i) facilities pursuant to which the Company or a Subsidiary of the Company funds Receivables owned or financed by a Strategic Alliance Client and (ii) any arrangement in which the Company or a Subsidiary of the Company provides Guarantees to a financial institution or other lender with respect to a Strategic Alliance Client for the purpose of inducing such financial institution or other lender to fund the purchase or origination of Receivables by such Strategic Alliance Client.

          "Warehouse Indebtedness" means Indebtedness in connection with a Warehouse Facility; the amount of any particular Warehouse Indebtedness as of any date of determination shall be the greater of:

          (A) (i) with respect to Warehouse Indebtedness relating to a Warehouse Facility described in clause (i) of the definition of Warehouse Facility, the consideration received by the Company or its Restricted Subsidiaries under such Warehouse Facility and not previously repaid to the Holder of such Warehouse Indebtedness or (ii) with respect to Warehouse

Indebtedness relating to a Warehouse Facility described in clause (ii) of the definition of Warehouse Facility, the maximum amount of the related Guarantee; and

          (B) the book value of the assets securing such Warehouse Facility.

          "Warehouse Margin Indebtedness" means Warehouse Indebtedness which does not constitute Permitted Warehouse Indebtedness solely due to, and shall equal the amount equal to the excess resulting from, the application of clause
(i) of the definition of Permitted Warehouse Indebtedness.

          "Wholly Owned Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary) is owned by the Company or one or more Wholly Owned Subsidiaries.

          "Yield to Maturity" means, in the case of any Original Issue Discount Security, the yield to maturity specified in such Security or in a Board Resolution relating thereto.

Section 1.02  Other Definitions.

                                     Term                                     Defined in
                                     ----                                      Section
                                                                              ----------
"Affiliate Transaction"....................................................... 10.09
"Conversion Date".............................................................  3.11(d)
"Covenant Defeasance"......................................................... 13.03
"Covenant Termination"........................................................ 10.15
"Defaulted Interest"..........................................................  3.07
"Defeasance".................................................................. 13.02
"Dollar Equivalent of the Currency Unit"......................................  3.11(g)
"Dollar Equivalent of the Foreign Currency"...................................  3.11(f)
"Election Date"...............................................................  3.11(h)
"Government Obligations"...................................................... 13.04
"Offer"....................................................................... 10.08
"Offer Amount"................................................................ 10.08
"Offer Period"................................................................ 10.08
"Proceeding".................................................................. 14.02
"Purchase Date"............................................................... 10.08
"Security Register"...........................................................  3.05
"Security Registrar"..........................................................  3.05
"Special Record Date".........................................................  3.07
"Successor Company"...........................................................  8.01
"Temporary Securities"........................................................  3.04

Section 1.03  Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by any officer of the Company, or Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.04  Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.05  Acts of Holders; Record Dates.

          (a) Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (1) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or
(2) by the record of such Holders of Securities voting in favor thereof at any meeting of such Holders duly called and held, or (3) by a combination of such instrument or instruments and any such record of such a meeting of such Holders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Trustee and, where it is expressly required, to the Company. Proof of execution of any instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to the requirements of the Trust Indenture Act and Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.05.

          Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

          (b) Subject to the requirements of the Trust Indenture Act and Sections 6.01 and 6.03, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

          (c) If the Company shall solicit from the Registered Holders any demand, request, notice, consent, waiver or the taking of any other action, the Company may, at its option, by a Board Resolution, fix in advance a record date for the determination of Registered Holders entitled to give such demand, request, notice, consent or waiver or to take such other action, but the Company shall have no obligation to do so. If such a record date is fixed, such demand, request, notice, consent, waiver or other action may be given before or after the record date, but only the Registered Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Securities Outstanding have authorized or agreed or consented to such demand, request, notice, consent, waiver or taking of any other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided, however, that no such demand, request, notice, consent, waiver or taking of any other action by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the Record Date.

          (d) The ownership of Registered Securities shall be proved by the Security Register or by a certificate of the Person designated by the Company to keep the Security Register and to act as repository in accordance with the provisions of Section 3.05.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (f) At any time prior to (but not after) the evidencing to the Trustee of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number or other distinguishing symbol of which is shown by the evidence to be included among the serial numbers or other distinguishing symbols of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security.

Section 1.06  Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 101 Barclay Street, Floor 21 West, New York, NY 10286,
Attention: Corporate Trust Trustee Administration.

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 277 Park Avenue, New York, NY 10172, Attention: Chief Counsel or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.07  Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any) prescribed for the giving of such notice, and, (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated in Section 3.01.

          In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In any case where notice is given to Holders by publication, neither the failure to publish such notice, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any other form of written notice is sufficient, if received.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give any notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 1.08 Incorporators, Stockholders, Officers and Directors of Company, Exemption from Individual Liability.

          To the extent permitted by law, no recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

Section 1.09  Conflict with Trust Indenture Act.

          This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.10  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.11  Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.12  Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.13  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.14  Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Section 1.15  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day at the place of payment, then (notwithstanding any other provision on this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day in such place with the same force and effect as if made on such Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be, to the next succeeding Business Day.

Section 1.16  Counterparts.

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE TWO

                                Security Forms

Section 2.01  Forms Generally.

          The Securities of each series and any Coupons to be attached thereto shall be substantially in such form as shall be established by a Board Resolution or pursuant to authority granted by a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law, rule or regulation or with the rules of any securities exchange or as may, consistent with the provisions of this Indenture, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Temporary Securities of any series may be issued as permitted by Section 3.04. If the form of Securities or Coupons of any series is established by action taken pursuant to authority granted by a Board Resolution, a copy of an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or Coupons, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated in Section 3.03 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          Unless otherwise specified as contemplated in Section 3.01, Bearer Securities shall have Coupons attached.

          The definitive Securities and Coupons shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities and Coupons.

Section 2.02  Form of Trustee's Certificate of Authentication.

          The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                              The Bank of New York,
                              As Trustee

                              By
                                -----------------------------
                              Authorized Signatory

Section 2.03  Additional Provisions Required in Global Security.

          Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration or transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances."

                                 ARTICLE THREE

                                The Securities

Section 3.01  Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in a Board Resolution or pursuant to authority granted by a Board Resolution, a copy of which, certified by the Secretary or an assistant or attesting Secretary of the Company, shall be delivered to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a particular series, the following:

          (a) the specific designation or title (including CUSIP Numbers) of the Securities;

          (b) the denominations in which such Securities are authorized to be issued, if other than denominations of U.S.$1,000 or any integral multiple thereof in the case of Registered Securities and US$5,000 in the case of Bearer Securities;

          (c) the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to
Section 3.03, are deemed never to have been authenticated and delivered hereunder);

          (d) the date or dates on which the principal of the Securities of the series will mature or the method by which such date or dates may be determined;

          (e) the price or prices (expressed as a percentage of the aggregate principal amount thereof) at which such Securities shall be issued;

          (f) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined;

          (g) the times and places where the principal of and any premium and interest, if any, on Securities of the series shall be payable;

          (h) the date or dates on which interest, if any, will be payable and the applicable record date or dates or the method by which such date or dates may be determined;

          (i) the period or periods within which, the price or prices at which, the Currency in which and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (j) the obligation, if any, of the Company to redeem or purchase such Securities pursuant to any sinking fund or analogous provisions upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (k) the terms and conditions upon which conversion of such Securities will be effected, including the Conversion Price, the Conversion Period and any other conversion provisions;

          (l) the currency or currency units for which such Securities may be purchased or in which such Securities may be denominated or the currency or currency units in which principal or premium, if any, or interest, if any, on such Securities will be payable and whether the

Company or the Holders of any such Securities may elect to receive payments in respect of such Securities in a currency or currency units other than that in which such Securities are stated to be payable;

          (m) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or provable in bankruptcy pursuant to Section 5.04;

          (n) the person to whom any interest on any such Securities shall be payable if other than the person in whose name such Security is registered on the applicable record date;

          (o) any addition to, or modification or deletion of, any Event of Default or any covenant of the Company specified in this Indenture with respect to such Securities;

          (p) the applicability, if any, of Section 13.02 or Section 13.03 to the Securities of such series, or such other means of defeasance or covenant defeasance as may be specified for the Securities of such series;

          (q) whether such Securities shall be issuable in whole or in part in the form of one or more temporary or permanent Global Securities and, if so, the Depositary or Depositaries for such Global Security or Global Securities;

          (r) whether the Securities of such series shall be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness as set forth in Article Fourteen hereunder or are Senior Securities; and

          (s) any other material or special terms of the series pertaining to such Securities.

          All Securities of any one series shall be substantially identical except as to denomination, interest rate and maturity and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto. The applicable Board Resolution or the applicable supplemental indenture may provide that Securities of any particular series may be issued at various times, with different Maturities and redemption and repayment provisions (if any) and bearing interest at different rates, but shall for all purposes under this Indenture, including, but not limited to, voting and Events of Default, be treated as Securities of a single series.

Section 3.02  Denominations.

          In the absence of any specification as contemplated in Section 3.01 with respect to the Securities of any series, any Securities of a series shall be issuable in denominations of U.S.$1,000 (or, if such Securities are denominated in a currency other than United States dollars or in a composite currency, 1,000 units of such other currency or composite currency) and any integral multiple thereof in the case of Registered Securities and U.S.$5,000 in the case of Bearer Securities. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company who execute such Securities may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

Section 3.03 Execution, Authentication, Delivery and Dating of Securities.

          The Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or any of its Vice Presidents, under its corporate seal which may, but need not, be attested by its Secretary or any of its Assistant Secretaries. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee, in accordance with the Company Order, shall thereupon authenticate and deliver such Securities without any further action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to the requirements of the Trust Indenture Act) shall be fully protected in relying upon:

          (a) a copy of any Board Resolution or Board Resolutions relating to such series and, if applicable, an appropriate record of any action taken pursuant to such Board Resolutions as prescribed in Sections 2.01 and 3.01;

          (b) an executed supplemental indenture, if any, relating thereto; and

          (c) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.01 and 3.01, respectively, and prepared in accordance with the requirements of the Trust Indenture Act and
Section 1.04.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          The Trustee shall not be required to authenticate Securities denominated in a coin or currency other than that of the United States of America if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept; provided, however, that the Trustee, upon the request of the Company, will resign as Trustee with respect to Securities of any series as to which such a determination is made, prior to the issuance of such Securities, and will comply with the request of the Company to execute and deliver a supplemental indenture appointing a successor Trustee pursuant to
Section 9.01.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar, paying agent or agent for services of notices and demands.

          Notwithstanding the provisions of Section 3.01 and this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate and Company Order otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date, and shall be payable on the dates, in each case, which shall be specified as contemplated in Section 3.01.

          Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.04  Temporary Securities.

          Pending the preparation of definitive Securities for any series, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities ("Temporary Securities") for such series printed, lithographed, typewritten or otherwise produced. Temporary Securities of any series shall be issuable, with or without coupons, in any authorized denomination, and substantially of the tenor or form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for Temporary Securities, all as may be determined by the Company. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every Temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities in lieu of which they are issued. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such series and thereupon Temporary Securities of such series may be surrendered (together with any unmatured Coupons) in exchange therefor without charge at each office or agency to be maintained by the Company for that purpose pursuant to Section 10.02, and the Trustee shall authenticate and deliver in exchange for such Temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations having the same interest rate, Maturity and redemption and repayment provisions and bearing interest from the same date as such Temporary Securities; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless a Responsible Officer of the Trustee shall have actually received from the Person entitled to receive the definitive Bearer Security a certificate substantially in the form approved in the Board Resolutions relating thereto and such delivery shall occur only outside the United States of America. Until so exchanged, the Temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

Section 3.05  Registration, Registration of Transfer and Exchange.

          The Company will keep, either at the office or agency designated and maintained by the Company in the Borough of Manhattan, the City of New York, in accordance with the provisions of Section 10.02, or at any of such other offices or agencies as may be designated and maintained in accordance with the provisions of Section 10.02, a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Registered Securities of a series. Each such register is sometimes herein referred to as a "Security Register". Each Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all normal business hours such Security Register shall be open for inspection by the Trustee and any Security Registrar.

          Upon surrender for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 10.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of like tenor in any authorized denomination for a like aggregate principal amount and having the same interest rate, Maturity, repayment and redemption provisions.

          Bearer Securities (except for any temporary global Bearer Securities) or any Coupons appertaining thereto (except for Coupons attached to any temporary global Bearer Security) shall be transferable by delivery.

          At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series and of like tenor in other authorized denominations, in an equal aggregate principal amount and having the same interest rate, Maturity, repayment and redemption provisions. Registered Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Company for the purpose as provided in Section 10.02, and the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the Registered Securities of the same series and having the same interest rate and Maturity which the Holder making the exchange shall be entitled to receive, bearing numbers or other distinguishing symbols not contemporaneously outstanding. Each Person designated by the Company pursuant to the provisions of Section 10.02 as a Person authorized to register and register the transfer of the Registered Security is sometimes herein referred to as a "Security Registrar". The Company may have one or more Security Registrars. The Company or any of its domestic Subsidiaries may act as Security Registrar.

          Unless otherwise specified as contemplated in Section 3.01, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or matured Coupon in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon, or the surrender of such missing Coupon may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.02, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States of America. Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date of payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon, when due in accordance with the provisions of this Indenture.

          The Company will at all times designate one Person (who may be the Company and who need not be a Security Registrar) to act as repository of a master list of names and addresses of the Holders of the Registered Securities. The Corporate Trust Office of the Trustee shall act as such repository unless and until some other Person is, by written notice from the Company to such office or agency and each Security Registrar, designated by the Company to act as such. The Company shall cause each Security Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Security Registrar, as may be necessary to enable such repository to maintain the master list of Registered Holders on as current a basis as is practicable.

          No Person shall at any time be designated as or act as a Security Registrar unless such Person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

          Every Registered Security presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer or exchange in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

          The Company may require payment of a sum sufficient to cover any tax, penalty or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any registration of transfer. No service charge shall be made for any such transaction.

          The Company shall not be required (1) to exchange or register a transfer of any Securities of any series for a period of 15 days next preceding the mailing of a notice of redemption of Securities of that series to be redeemed, (2) to exchange or register a transfer of any Registered Securities selected, called or being called for redemption or surrendered for repayment in whole or in part except, in the case of any Security to be redeemed or repaid in part, the portion thereof not so to be redeemed or repaid, or (3) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided, however, that such Registered Security shall be simultaneously surrendered for redemption.

          Notwithstanding the foregoing and except as otherwise specified or contemplated in Section 3.01, no Global Security shall be exchangeable pursuant to this Section 3.05 or Sections 3.04, 9.06, and 11.07 for the Securities of, and no transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee unless (1) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registrable, or
(3) there shall have occurred and be continuing an Event of Default, or an event which after notice or lapse of time would be an Event of Default, with respect to the Securities evidenced by such Global Security. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (1), (2) or (3) of the preceding sentence or such other conditions as may be specified as contemplated in Section 3.01 for such series, such as that the Securities of such series may be exchanged for Bearer Securities, such Global Security may be exchanged for Registered Securities in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees), as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section 2.03 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

Section 3.06  Mutilated, Defaced, Destroyed, Lost and Stolen Securities.

          In case any temporary or definitive Security or Coupon shall become mutilated or defaced or be destroyed, lost or stolen, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company may in its discretion execute, and the Trustee, upon a Company Request, shall authenticate and deliver, a new Registered Security, if such surrendered Security was a Registered Security, or a new Bearer Security with Coupons corresponding to the Coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, which shall be of the same series and of like tenor and aggregate principal amount, bearing a number or other distinguishing symbol not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee (and any agent of the Company or Trustee, if requested by the Company) such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security, or of such Coupon appurtenant thereto, and of the ownership thereof.

          Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Trustee and its counsel) connected therewith.

          In case any Security that has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company in its discretion may instead of issuing a substitute Security pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee (and any agent of the Company or the Trustee, if requested by the Company or the Trustee) such security or indemnity as any of them may require to indemnify and defend and to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substituted Security (and every appurtenant Coupon, if any) of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 3.07  Payment of Interest; Interest Rights Preserved.

          Except as otherwise specified for a particular series pursuant to
Section 3.01, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Record Date for such interest at the Company's option either (i) by check mailed to the address of such Person as referenced in the Security Register or
(ii) by wire transfer to an account designated by such Person pursuant to an arrangement that is satisfactory to the Company and the Trustee. Unless otherwise provided pursuant to Section 3.01, the Company shall pay to the Trustee or the Paying Agent the aggregate amount of interest in immediately available funds by 10:00 A.M. New York City time on the Interest Payment Date. The Trustee shall not be held responsible or liable for any loss resulting from a failure of the federal funds wire system or any other occurrence beyond its control in connection with wire transfers made pursuant to this Section 3.07.

          Except as otherwise specified for a particular series pursuant to
Section 3.01, (i) interest on any Bearer Securities shall be paid only against presentation and surrender of the Coupons for such interest installments as are evidenced thereby as they mature and (ii) the accreted amount, if any, with respect to Bearer Securities which constitute Original Issue Discount Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States of America, unless the Company shall have otherwise instructed the Trustee in writing, provided that the Company furnishes the Trustee with an Opinion of Counsel stating that any such instruction for payment in the United States of America does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, only upon presentation and surrender of such Coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest on a Bearer Security or Coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in United States dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States of America, provided that the Company furnishes the Trustee with an Opinion of Counsel stating that provision for such payment in the United States of America would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

          Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a special record date ("Special Record Date") for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing not less than 30 days prior to the date of the proposed payment of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 3.07, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.08   Persons Deemed Owners.

          The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name any Registered Security shall be registered in the Security Register for such series as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, any premium or interest on, such Registered Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Bearer Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          All payments so made to any such Person or bearer, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 3.09   Cancellation.

          All Securities and Coupons surrendered for the purpose of payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Company, any Security Registrar, any Paying Agent or any other agent of the Company or any agent of the Trustee, shall be delivered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall deliver canceled Securities and Coupons held by it to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 3.10  Computation of Interest.

          Except as otherwise specified as contemplated in Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11  Currency and Manner of Payments in Respect of Securities.

          (a) Unless otherwise specified with respect to any Securities pursuant to Section 3.01, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders who have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of (and premium, if any, on) and interest, if any, on any Registered or Bearer Security of such series will be made in the Currency in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section 3.11 may be modified or superseded with respect to any Securities pursuant to Section 3.01.

          (b) It may be provided pursuant to Section 3.01 with respect to Registered Securities of any series that Holders shall have the option, subject to subsections (d) and (e) below, to receive payments of principal of (and premium, if any, on) or interest, if any, on such Registered Securities in any Currency which may be designated for such election by delivering to the Trustee for such series of Registered Securities a written election with signature guarantees and in the applicable form established pursuant to Section 3.01, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee for such series of Registered Securities (but any such notice must be given not later than the close of business on the Election Date immediately preceding the next payment date to be effective with respect to the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which (i) an Event of Default has occurred, (ii) the Company has deposited funds pursuant to Articles Four or Fourteen, (iii) a notice of redemption has been given by the Company or (iv) a notice of option to elect repayment has been given by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee of such series of Registered Securities prior to the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in subsection (a) above. The Trustee for each such series of Registered Securities shall notify the Exchange Rate Agent as soon as practicable, but not later than two Business Days after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

          (c) Unless otherwise specified pursuant to Section 3.01, if the election referred to in paragraph (b) above has been provided for pursuant to
Section 3.01, then, not later than the fourth Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the Currency in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any, on) and interest, if any, on the Registered Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.01, on the fifth Business Date preceding such payment date the Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar or Foreign Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

          (d) If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each payment date for the payment of principal of (and premium, if any, on) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to
Section 3.01, the Dollar amount to be paid by the Company to the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the currency unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

          (e) Unless otherwise specified pursuant to Section 3.01, if the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall thereafter receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in subsection (d) above.

          (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

          (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

          (h) For purposes of this Section 3.11 the following terms shall have the following meanings:

          A "Component Currency" shall mean any Currency which, on the Conversion Date, was a component currency of the relevant currency unit, including the ECU.

          A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency of the relevant currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single Currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more Currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more Currencies, having an aggregate dollar Equivalent Value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

          "Election Date" shall mean the date for any series of Registered Securities as specified pursuant to Section 3.01(l) by which the written election referred to in subsection (b) above may be made.

          All decisions and determinations by the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and the Trustee for the appropriate series of Securities and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee for the appropriate series of Securities of any such decision or determination.

          In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately give written notice thereof to the Trustee of the appropriate series of Securities (including CUSIP Numbers) and to the Exchange Rate Agent (and such Trustee will promptly thereafter give notice in the manner provided in Section 1.07 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to the ECU or any other currency unit in which Securities are denominated or payable, the Company will immediately give written notice thereof to the Trustee of the appropriate series of Securities and to the Exchange Rate Agent (and such Trustee will promptly thereafter give notice in the manner provided in Section 1.07 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee of the appropriate series of Securities and to the Exchange Rate Agent.

          The Trustee of the appropriate series of Securities shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.

Section 3.12   Appointment and Resignation of Successor Exchange Rate Agent.

          (a) Unless otherwise specified pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will appoint and maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.01 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to
Section 3.11.

          (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company, with a copy to the Trustee accepting such appointment executed by the successor Exchange Rate Agent.

          (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to
Section 3.01, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same Currency).

Section 3.13   Compliance with Certain Laws and Regulations.

          If any Bearer Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that Bearer Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company or the Trustee.

Section 3.14   CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE FOUR

                           Satisfaction and Discharge

Section 4.01   Satisfaction and Discharge of Indenture.

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon a Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a)  either

               (1) all Securities theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, (ii) Securities and Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03, (iii) Coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 3.05, and (iv) Coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 11.06) have been delivered to the Trustee for cancellation; or

          (2) all such Securities, and, in the case of (i) and (ii) below, any Coupons appertaining thereto, not theretofore delivered to the Trustee for cancellation

       (i)   have become due and payable, or

       (ii) will become due and payable at their Stated Maturity within one year, or

       (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) in subclause (2) above, has irrevocably deposited or caused to be deposited with the applicable Trustee as trust funds in trust for such purpose an amount in the currency in which such Securities are denominated sufficient to pay and discharge the entire indebtedness on such Securities, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under the applicable Federal or state bankruptcy, insolvency or other similar law is filed with respect to the Company within 123 days after the deposit and the applicable Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Securities will not be deemed terminated or discharged;

          (b) the Company has paid or caused to be paid all other sums payable under this Indenture by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section 4.01, the obligations of the Trustee under Sections 3.05, 3.06,
4.02 and 10.02 and the last paragraph of Section 10.03, shall survive.

Section 4.02   Application of Trust Money.

          Subject to provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) or Depositary as the Trustee may determine, to the Holders of the particular Securities of such series for the payment or redemption of which such money has been deposited with or received by the Trustee, of all sums due and to become due thereon for principal and any premium and interest.

                                 ARTICLE FIVE

                                    Remedies

Section 5.01   Events of Default.

          "Event of Default", with respect to Securities of a particular series wherever used herein, means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated in Section 3.01, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Securities as contemplated in Section 3.01, as the case may be, unless such event is either inapplicable or is specifically deleted or modified in, or pursuant to, the applicable Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated in Section 3.01:

          (a) default in the payment of the principal of, or any premium on, any of the Securities of such series as and when the same shall become due and payable either at Stated Maturity, upon redemption, by declaration or otherwise; or

          (b) default in the payment of any installment of interest, if any, or any payment with respect to the Coupons, if any, upon any of the Securities of such series as and when it shall become due and payable, and continuance of such default for a period of 30 days; or

          (c) default in the deposit of any sinking fund payment, when and as due and payable by the terms of the Securities of such series; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to such series or in any supplemental indenture with respect to such series (other than a covenant or warranty a default in the performance of which or a breach of which is elsewhere in this Section 5.01 specifically dealt with or which has expressly been included in this Indenture and designated as being solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the applicable Trustee or to the Company and the applicable Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for all or substantially all of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

          (f) the Company shall commence a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for all or substantially all of its property, or make any general assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due; or

          (g) any other Event of Default provided with respect to Securities of such series.

Section 5.02   Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the entire principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) of all of the Securities of such series and any premium and interest accrued thereon to be due and payable immediately, and upon any such declaration such principal amount (or specified amount) and any premium and interest accrued thereon shall become immediately due and payable.

          The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of money due shall have been obtained or entered as hereinafter provided,

          (a) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all overdue installments of interest, if any, with currency in which the Securities of such series are denominated, on all Securities or all overdue payments with respect to any Coupons of such series,
(B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest, if any, thereon at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Security of such series or upon overdue payments on any Coupons of such series at a rate established for such series, and (D) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

          (b) all Events of Default under this Indenture with respect to the Securities of such series other than the nonpayment of the principal of such Securities which shall have become due by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided in Section 5.13, then and in every such case the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences with respect to such series, but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

          In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former rights and positions thereunder.

Section 5.03   Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if

          (a) default is made in the payment of any installment of interest on any of the Securities of any series as and when such interest becomes due and payable, and such default continues for a period of 30 days, or

          (b) a default is made in the payment of the principal of, and any premium on, any of the Securities of any series as and when the same becomes due and payable, whether upon Stated Maturity of the Securities of such series or upon redemption or by declaration or otherwise, or

          (c) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series,

then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount then due and payable on all Securities of such series for principal and any premium and interest as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue premium and installments of interest, if any, at the Overdue Rate applicable to Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee pursuant to Section 6.07.

          Until such demand is made by the Trustee, the Company may pay the principal of and any premium and interest on the Securities of any series to the registered Holders, whether or not the principal of and any premium and interest on the Securities of such series be overdue.

          In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

          If an Event of Default with respect to Securities of any series has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right granted in this Indenture or by law.

Section 5.04   Trustee May File Proofs of Claim.

          In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Securities of any series under Title 11 of the United States Code or any other similar applicable Federal or State law, or in case a receiver, trustee in bankruptcy or similar official shall have been appointed for the property of the Company or such other obligor, or in case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 5.02) and any premium and interest owing and unpaid in respect of the Securities of any series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for any amounts payable to the Trustee pursuant to Section 6.07) and of the Holders allowed in any judicial proceedings relating to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor;

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a person performing similar functions in comparable proceedings; and

          (c) to collect and receive any money or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf (after deduction of costs and expenses of collection, and any further amounts payable to the Trustee and/or its agents or counsel pursuant to Section 6.07); and any trustee in bankruptcy, receiver or other similar official is hereby authorized by each of the Holders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee costs and expenses of collection and any further amounts payable to the Trustee and/or its agents or counsel pursuant to Section 6.07.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

Section 5.05   Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture, or under the Securities of any series, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06   Application of Moneys Collected by Trustee.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of distribution of such money on account of principal or any premium or interest, upon presentation of the Securities or Coupons in respect of which money has been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities of like series and tenor if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due to the Trustee (including the reasonable compensation and expenses of its agents and counsel) under
Section 6.07;

          SECOND: To the Holders of the Securities for amounts due and unpaid on the Securities for principal, and Premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable for principal, and Premium, if any, and interest, respectively; provided, however, that such payments shall be made subject to the provisions of Article Fourteen hereunder if applicable; and

          THIRD: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct.

Section 5.07   Limitation on Suits.

          No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee in bankruptcy, receiver or other similar official or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided;

          (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute such action, suit or proceedings in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has neglected or refused to institute any such action, suit or proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period pursuant to Section 5.12;

it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of any Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.09   Restoration of Rights and Remedies.

          In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 5.10   Rights and Remedies Cumulative.

          Except as provided in Section 5.07 and except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11   Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder to exercise any right, power or remedy accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Subject to Section 5.07, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of any or all series, as the case may be, may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of such series or all series, as the case may be.

Section 5.12   Control by Holders.

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to Securities of such series; provided, however, that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (b)  the Trustee (subject to the requirements of the Trust Indenture
Act) shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

Section 5.13   Waiver of Past Defaults.

          Prior to the declaration of the acceleration of the Maturity of the Securities of any particular series, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default with respect to such series and its consequences, except a default not theretofore cured

          (a) in the payment of the principal of or any premium or interest on any Security of such series, or

          (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected as provided in Section 9.02.

          In the case of any such waiver, the Company, the Trustee and the Holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14   Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereby shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit (including reasonable legal fees and expenses) and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.08, a suit by Holders of more than 10% in principal amount of the Securities of any series or a suit by the Company.

Section 5.15   Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

Section 6.01   Certain Duties and Responsibilities.

          (a) Except during the continuance of an Event of Default with respect to any series of Securities,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee or any predecessor Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions (whether in their original or facsimile form) furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any facts or mathematical calculations made therein).

          (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section 6.01;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

Section 6.02   Notice of Defaults.

          The Trustee shall transmit notices of default to the Holders in accordance with Section 315(b) of the Trust Indenture Act and other provisions therein related thereto. For the purpose of this Section 6.02, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

Section 6.03   Certain Rights of the Trustee.

          Subject to the provisions of the Trust Indenture Act:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Order or Company Request (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with any nationally recognized counsel with expertise in trust indenture matters of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series affected; but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and


          (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

Section 6.04  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of any of the Securities or the proceeds thereof.

Section 6.05  May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities of any series with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent and, subject to the provisions of the Trust Indenture Act, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.06  Money Held in Trust.

          Subject to the provisions of Section 10.03, all money received by the Trustee or any Paying Agent, all money and Government Obligations deposited with the Trustee pursuant to Section 13.02 or Section 13.03 and all money received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section 13.02 or Section 13.03, shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed by the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such money shall be paid from time to time in accordance with a Company Order.

Section 6.07  Compensation and Reimbursement.

          The Company covenants and agrees

          (a) to pay to the Trustee from time to time as agreed in writing between the Company and the Trustee, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence or bad faith; and

          (c) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so promptly notify the Company, however, shall not relieve the Company of its obligations under this paragraph except to the extent such failure shall have materially prejudiced the Company. The Company may at its option defend the claim and, if it so defends, then the Trustee shall cooperate in the defense and the Company shall not be responsible for any expenses of the Trustee's counsel thereafter. The Company need not pay for any settlement made without its consent.

          The obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(e) or (f), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

Section 6.08  Right to Rely on Officers' Certificate.

          Subject to the requirements of the Trust Indenture Act, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of actual knowledge to the contrary, willful misconduct or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of actual knowledge to the contrary, willful misconduct or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 6.09  Eligibility.

          The Trustee for each series of Securities hereunder shall at all times be a Person organized and doing business under the laws of the United States of America or of any State or the District of Columbia, having a combined capital and surplus of at least $50,000,000, and eligible under the provisions of the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in this Article.

Section 6.10  Resignation and Removal; Appointment of Successor.

          (a) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 6.11.

          (b) The Trustee may resign at any time with respect to one or more or all series of Securities by giving 60 days written notice of resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Holder who has been a bona fide Holder of a Security of the applicable series for at least six months may, at the expense of the Company, subject to the requirements of the Trust Indenture Act, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

          (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may at any time remove the Trustee with respect to Securities of such series and appoint a successor Trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Company the evidence provided for in Section 1.04 of the action in that regard taken by the Holders.

          (d) In case at any time any of the following shall occur:

               (1) the Trustee shall fail to comply with the provisions of
     Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any

     Holder who has been a bona fide Holder of a Security of a relevant series for at least six months; or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of a relevant series for at least six months; or

               (3) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company may remove the Trustee with respect to the applicable series of Securities (or all series, if required) and appoint a successor Trustee for such series by written instrument, in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or
(ii) subject to the requirements of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security of such series for at least six months may on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee with respect to such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by the Holders of a majority in principal amount of the Outstanding Securities of such series by written instrument delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, subject to Section 5.14, any Holder who has been a bona fide Holder of a Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

Section 6.11  Acceptance of Appointment by Successor.

          Any successor Trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor Trustee hereunder, with like effect as if originally named as Trustee for such series hereunder; but, nevertheless, on the written request of the Company or of the successor Trustee, upon payment (or due provision therefor) of any amounts then due it pursuant to Section 6.07, the Predecessor Trustee ceasing to act shall, subject to Section 10.03, pay over to the successor Trustee all money at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.07.

          If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          No successor Trustee with respect to any series of Securities shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall, with respect to such series, be qualified under the requirements of the Trust Indenture Act and eligible under the provisions of Section 6.09.

          Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the Company shall give notice thereof to the Holders of Securities of any series for which such successor Trustee is acting as Trustee in the manner provided for notices to the Holders of Securities in Section 1.06. If the Company fails to give such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

Section 6.12  Merger, Conversion, Consolidation or Succession to Business.

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be qualified under the requirements of the Trust Indenture Act and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, in the name of any predecessor hereunder; provided, however, that such successor shall use the predecessor's name only in such circumstances set forth in this Section 6.12 and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have.

Section 6.13  Preferential Collection of Claims Against Company.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Sections 311(a) and 311(b) of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.14  Appointment of Authenticating Agent.

          The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section 6.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

          Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.

          If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

                                        The Bank of New York,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                            As Authenticating Agent


                                        By:
                                            ------------------------------------
                                            Authorized Signatory


                                 ARTICLE SEVEN

               Holders' List and Reports by Trustee and Company

Section 7.01  Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than 15 days after each Record Date for the Securities of any series (and on dates as specified as contemplated in Section 3.01 for any series of Original Issue Discount Securities which by their terms bear interest only after Maturity), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities of such series as of each such Record Date (and as of dates as specified as contemplated in Section 3.01 of this Indenture), and

          (b) at such other times as the Trustee may request in writing, within 15 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

Section 7.02  Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Registered Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.03  Reports by Trustee.

          (a) Within 60 days after each May 15, beginning with the May following the date of this Indenture, and in any event prior to July 15 in each year, so long as any Securities are Outstanding hereunder, the Trustee shall transmit by mail to Holders of Securities of any series such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, including Section 313 thereof, in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities of such series are listed, with the Commission and also with the Company. The Company will promptly notify the Trustee when any series of Securities are listed on any stock exchange or automatic quotation series or delisted therefrom.

Section 7.04  Reports by Company.

          The Company will:

          (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be required from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit to all Holders of Securities, in the manner and to the extent provided in Section 7.03, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section
7.04 as may be required by rules and regulations prescribed from time to time by the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.01  Company May Consolidate, Etc., Only on Certain Terms.

          Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all the property or assets of the Company, to any other Person (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, transfer, conveyance or lease:

          (a) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to a Responsible Officer of the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

          (b) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been Incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

          (c) immediately after giving effect to such transaction, the Successor Company would be able to incur an additional $1.00 of Indebtedness pursuant to
Section 10.04(a);

          (d) immediately after giving effect to such transaction, the Successor Company shall have Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company immediately prior to such transaction; and

          (e) the Trustee, subject to the requirements of the Trust Indenture Act and Section 6.03, shall receive an Opinion of Counsel and Officers' Certificate from the Company

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stating that such consolidation, merger, conveyance, transfer or lease and any supplemental indenture comply with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Notwithstanding the foregoing clauses (b), (c) and (d), any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company.

Section 8.02  Successor Substituted.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the property or assets of the Company in accordance with
Section 8.01, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Company had been named as the Company herein, and thereafter, except in the case of a lease of all or substantially all of its assets, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

          In case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                                 ARTICLE NINE

                            Supplemental Indentures

Section 9.01  Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants, agreements and obligations of the Company contained herein and in the Securities; or

          (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (c) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (d) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided, however, that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the

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rights of the Holder of any such Security with respect to such provision or (ii)
shall become effective only when there is no such Security Outstanding; or

          (e) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets; or

          (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

          (h) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to change or eliminate any provision or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture as the Company may deem necessary or desirable; provided, however, that such action shall not adversely affect the interests of the Holders of the Outstanding Securities of any series.

Section 9.02  Supplemental Indentures with Consent of Holders.

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture (each such series voting as a single class), by act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the Company and the rights of the Holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or reduce any premium thereof or change the time of payment of any premium thereon, or reduce the rate or change the time of payment of interest thereon, if any, or reduce any amount payable on redemption or reduce the Overdue Rate thereof or make the principal thereof or any premium or interest thereon, payable at any place of payment or in any Currency other than as provided in the Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.02 or the amount thereof provable in bankruptcy pursuant to Section 5.04, or impair, if the Securities provide therefor, any right of repayment at the option of the Holder, or impair the right to institute a suit for the enforcement of any payment on or with respect to any Security pursuant to Section 5.07; or

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

          (b) reduce the aforesaid percentage of Outstanding Securities the consent of the Holders of which is required for any such supplemental indenture or for waiver of compliance with certain provisions of the Indenture or for waiver of certain defaults.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. The preceding sentence shall not, however, raise any inference as to whether or not a particular series is affected by any supplemental indenture not referred to in such sentence.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.02, the Company shall give notice thereof to the Holders of Securities of each series affected thereby in the manner provided for notices to the Holders of Securities in Section 1.06, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in conclusively relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.04  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and any such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05  Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as in effect at the date such supplemental indenture is executed.

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

Section 9.06  Reference in Securities to Supplemental Indentures.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and, upon a Company Request, authenticated and delivered by the Trustee in exchange for the Outstanding Securities of such series.

                                  ARTICLE TEN

                                   Covenants

Section 10.01  Payment of Principal, Premium and Interest.

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and any premium and interest on, the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 10.02  Maintenance of Office or Agency.

          The Company will designate and maintain in the Borough of Manhattan, the City of New York, for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment (the "Paying Agent"), where Securities of that series may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company may have one or more Paying Agents. The Company or any of its domestic Subsidiaries may act as Paying Agent. The Company will give prompt written notice to a Responsible Officer of the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.03  Money for Securities Payments to Be Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

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

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (a) hold all sums held by it for the payment of the principal of and any premium or interest on the Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of the principal of or any premium or interest on the Securities of that series; and

          (c) at any time during the continuance of any such default referred to in clause (2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the City of New York or other place of payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.04  Limitation on Indebtedness.

          (a) The Company shall not Incur, directly or indirectly, any Indebtedness if, on the date of such Incurrence and after giving effect thereto, the Consolidated Leverage Ratio exceeds 2.5 to 1.0.

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

          (b) Notwithstanding Section 10.04(a), the Company may Incur any or all of the following Indebtedness:

               (1) Permitted Warehouse Indebtedness;

               (2) Indebtedness owed to and held by the Company or a Consolidated Restricted Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Consolidated Restricted Subsidiary ceasing to be a Consolidated Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or another Consolidated Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the Company;

               (3) with respect to any series of Securities, the Securities of such series and all Securities of any prior series Outstanding as of the Issue Date of such series of Securities;

               (4) Indebtedness outstanding on the Issue Date of a series of Securities (other than Indebtedness described in clause (1), (2) or (3) of this Section 10.04(b));

               (5) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to Section 10.04(a) or pursuant to clause (3) or (4) or this clause (5) of this Section 10.04(b);

               (6) Hedging Obligations directly related to: (i) Indebtedness Incurred (or reasonably expected to be Incurred) and permitted to be Incurred by the Company or the Restricted Subsidiaries pursuant to this Indenture; (ii) Receivables held by the Company or its Restricted Subsidiaries pending sale or securitization; (iii) Receivables of the Company or its Restricted Subsidiaries that are subject to a Warehouse Facility; (iv) Receivables with respect to which the Company reasonably expects to purchase or commit to purchase, finance or accept as collateral; or (v) Excess Spread Receivables and other assets owned or financed by the Company or its Restricted Subsidiaries in the ordinary course of business; provided, however, that such Hedging Obligations are eligible to receive hedge accounting treatment in accordance with GAAP as applied by the Company as of the Issue Date of a series of Securities; and

               (7) Indebtedness in an aggregate principal amount which, together with the principal amount of all other Indebtedness of the Company outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (1) through (6) of this Section 10.04(b) or Section 10.04(a)) does not exceed $40.0 million.

          (c) Notwithstanding Section 10.04(a) and Section 10.04(b), the Company shall not Incur any Indebtedness if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

          (d) For purposes of determining compliance with this Section 10.04, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, may (i) classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above

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

clauses or (ii) divide and classify such item of Indebtedness in more than one of the types of Indebtedness described in this Section 10.04.

Section 10.05 Limitation on Indebtedness and Preferred Stock of Restricted Subsidiaries.

          The Company shall not permit any Restricted Subsidiary to Incur, directly or indirectly, any Indebtedness or Preferred Stock except:

          (a) Permitted Warehouse Indebtedness;

          (b) Warehouse Margin Indebtedness; provided that such Warehouse Margin Indebtedness has remained unpaid for five or fewer Business Days; provided, further, however, that the amount of such Warehouse Margin Indebtedness, when taken together with the aggregate amount of all other Warehouse Margin Indebtedness Incurred pursuant to this clause (b) and outstanding on the date of such Incurrence, does not exceed 5% of Consolidated Net Worth;

          (c) Indebtedness or Preferred Stock issued to and held by the Company or a Consolidated Restricted Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Consolidated Restricted Subsidiary ceasing to be a Consolidated Restricted Subsidiary or any subsequent transfer of such Indebtedness or Preferred Stock (other than to the Company or a Consolidated Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence such Indebtedness or Preferred Stock by the issuer thereof;

          (d) Indebtedness or Preferred Stock of a Subsidiary Incurred and outstanding on or prior to the date on which such Subsidiary was acquired by the Company (other than Indebtedness or Preferred Stock Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company); provided, however, that on the date of such acquisition and after giving effect thereto, the Company would have been able to Incur at least $1.00 of Indebtedness pursuant to Section 10.04(a);

          (e) Indebtedness or Preferred Stock outstanding on the Issue Date of a series of Securities (other than Indebtedness described in clause (a), (b), (c) or (d) of this Section 10.05); and

          (f) Refinancing Indebtedness Incurred in respect of Indebtedness or Preferred Stock referred to in clause (d) or (e) of this Section 10.05 or this clause (f); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness or Preferred Stock of a Subsidiary described in clause (d) of this Section 10.05, such Refinancing Indebtedness shall be Incurred only by such Subsidiary.

Section 10.06  Limitation on Restricted Payments.

          (a) The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Company or such Restricted Subsidiary makes such Restricted Payment: (i) a Default shall have occurred and be continuing (or would result therefrom); (ii) the Company is not able to Incur an additional $1.00 of Indebtedness pursuant to
Section 10.04(a); or (iii) the aggregate amount of such Restricted Payment and all other Restricted Payments since March 12, 1997 would exceed the sum of: (A) 25% of the Consolidated Net Income accrued during the period (treated as one accounting period)

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from January 1, 1997 to the end of the most recent fiscal quarter prior to the date of such Restricted Payment for which financial statements are available (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit); (B) the aggregate Net Cash Proceeds received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to January 1, 1997 (other than an issuance or sale to a Subsidiary of the Company and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); (C) the amount by which Indebtedness of the Company is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company) subsequent to March 12, 1997, of any Indebtedness of the Company convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange); (D) an amount equal to the sum of (i) the net reduction in Investments in any Person resulting from dividends or repayments of loans or advances, in each case to the Company or any Restricted Subsidiary from such Person, and (ii) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum in this clause (D) shall not exceed, in the case of any Person, the amount of Investments made since March 12, 1997 by the Company or any Restricted Subsidiary in such Person and treated as a Restricted Payment; and (E) $15 million.

          (b) The provisions of Section 10.06(a) shall not prohibit: (i) any purchase or redemption of Capital Stock or Subordinated Obligations of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); provided, however, that
(A) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale shall be excluded from the calculation of amounts under clause (iii)(B) of Section 10.06(a); (ii) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company which is permitted to be Incurred pursuant to
Section 10.04; provided, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments; (iii) any purchase or redemption of Subordinated Obligations from Net Available Cash to the extent permitted under Section 10.08; provided, however, that such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments; (iv) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this Section 10.06; provided, however, that at the time of payment of such dividend, no other Default shall have occurred and be continuing (or result therefrom); provided, further, however, that such dividend shall be included in the calculation of the amount of Restricted Payments; (v) any purchase of Capital Stock of the Company made from time to time to meet the Company's obligations under its employee stock ownership and option plans; provided, however, that such purchase shall be excluded in the calculation of the amount of Restricted Payments; (vi) the exercise or conversion of an option, warrant or other security convertible or exchangeable for an equity security of a Strategic Alliance Client in connection with a substantially simultaneous sale or other disposition by the Company or a Restricted Subsidiary of such equity security; provided, however, that the exercise price or other consideration paid by the Company or a Restricted Subsidiary in connection with such exercise or conversion shall be excluded from the calculation of the amount of Restricted Payments; and (vii) the making of an Investment by the Company or a Restricted

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

Subsidiary in another Person to the extent that the amount of such Investment, when added together with the aggregate amount of all other Investments made pursuant to this clause (vii) and then outstanding, does not exceed 10% of Consolidated Net Tangible Assets; provided, however, that such Person's primary business is a Related Business; provided, further, however, that (I) at the time of such Investment, no Default shall have occurred and be continuing and (II) the amount of such Investment shall be included in the calculation of the amount of Restricted Payments.

Section 10.07 Limitation on Restrictions on Distributions from Restricted Subsidiaries.

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary (a) to pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary or pay any Indebtedness owed to the Company, (b) to make any loans or advances to the Company or (c) transfer any of its property or assets to the Company, except:
(i) with respect to any series of Securities, any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date with respect to such series; (ii) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement applicable to such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than an agreement entered into in connection with, or in anticipation of, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date; (iii) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to any other agreement contained in any amendment to an agreement referred to in clause (i) or (ii) of this Section 10.07 or this clause (iii); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such agreement or amendment are no less favorable to the Holders of Securities than encumbrances and restrictions with respect to such Restricted Subsidiary contained in the agreements referred to in clauses (i) or
(ii) of this Section 10.07, as the case may be; (iv) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease or the property leased thereunder; (v) in the case of clause (c) above, restrictions contained in security agreements or mortgages securing Indebtedness of a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages; and (vi) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition.

Section 10.08   Limitation on Sales of Assets and Subsidiary Stock.

          (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless
(i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors, of the shares and assets subject to such Asset Disposition and at least 85% of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash or cash equivalents; (ii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Restricted Subsidiary, as the case may be) (A) first, to the extent the Company elects, either to (x) acquire Additional Assets, either directly or through a Restricted Subsidiary, or (y) prepay, repay, redeem or purchase Senior Indebtedness of the Company or any Indebtedness of a Restricted Subsidiary, as the case may be (other than in either case Indebtedness owed to the Company or an Affiliate of the Company), in either case within 180 days from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to make an offer to the Holders of a series of Securities (and to Holders of other Indebtedness which ranks pari passu with such series of Securities designated by the Company) to purchase Securities of such series (and such other pari passu Indebtedness) pursuant to and subject to the conditions contained in this
Section 10.08; and (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A) and (B) to (x) the acquisition by the Company or any Restricted Subsidiary of Additional Assets or
(y) the prepayment, repayment or purchase of Indebtedness (other than any Disqualified Stock) of the Company (other than Indebtedness owed to an Affiliate of the Company), in each case within 180 days from the later of the receipt of such Net Available Cash and the date the offer described in Section 10.08(b) is consummated; provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (A), (B) or (C) above, the Company or such Restricted Subsidiary shall retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased; and (iii) at the time of such Asset Disposition no Default shall have occurred and be continuing (or would result therefrom). Notwithstanding the foregoing provisions of this Section 10.08(a), the Company and the Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance with this Section 10.08(a) except to the extent that the aggregate Net Available Cash from all Asset Dispositions which is not applied in accordance with this Section 10.08(a) exceeds $10 million. Pending application of Net Available Cash pursuant to this
Section 10.08(a), such Net Available Cash shall be invested in Temporary Cash Investments.

          For the purposes of this Section 10.08(a), the following are deemed to be cash or cash equivalents: (x) the assumption of Indebtedness of the Company or any Restricted Subsidiary, and the release of the Company and its continuing Restricted Subsidiaries from all liability on such Indebtedness, in connection with such Asset Disposition and (y) securities received by the Company or any Restricted Subsidiary from the transferee that are promptly converted by the Company or such Restricted Subsidiary into cash.

          (b) In the event of an Asset Disposition that requires the purchase of the Securities of a series (and other pari passu Indebtedness) pursuant to
Section 10.08(a)(ii)(B) above, the Company will be required to purchase Securities of such series tendered pursuant to an offer (the "Offer") by the Company for such Securities (and other pari passu Indebtedness) at a purchase price of 100% of their principal amount (without premium) plus accrued but unpaid interest (or, in respect of such other pari passu Indebtedness, such lesser price, if any, as may be provided for by the terms of such pari passu Indebtedness) in accordance with the procedures (including prorating in the event of oversubscription) set forth in this Section 10.08. If the aggregate purchase price of Securities of such series (and any other pari passu Indebtedness) tendered pursuant to such offer is less than the Net Available Cash allotted to the purchase thereof, the Company will be required to apply the remaining Net Available Cash in accordance with Section 10.08(a)(ii)(C). The Company shall not be required to make such an offer to purchase Securities (and other pari passu Indebtedness) pursuant to this Section 10.08 if the Net Available Cash available therefor is less than $10 million (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to any subsequent Asset Disposition).

          (c)(1) Promptly, and in any event within 10 days after the Company becomes obligated to make an Offer to Holders of Securities of a series, the Company shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder of Securities of such series, a written notice stating that such Holder may elect to have his Securities of such series purchased by the Company either in whole or in part (subject to prorationing as hereinafter described in the event the Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date") and shall contain such information concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed decision (which at a minimum will include (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Dispositions otherwise described in the offering materials (or corresponding successor reports), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports, and (iii) if material, appropriate pro forma financial information) and all instructions and materials necessary to tender such Securities pursuant to the Offer, together with the information contained in clause (3).

          (2) Not later than the date upon which written notice of an Offer is delivered to the Trustee as provided below, the Company shall deliver to the Trustee for the applicable series an Officers' Certificate as to (i) the amount of the Offer (the "Offer Amount"), (ii) the allocation of the Net Available Cash from the Asset Dispositions pursuant to which such Offer is being made and (iii) the compliance of such allocation with the provisions of Section 10.08(a). On such date, the Company shall also irrevocably deposit with the Trustee or with a Paying Agent for such series (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) in cash an amount equal to the Offer Amount to be held for payment in accordance with the provisions of this Section. Upon the expiration of the period for which the Offer remains open (the "Offer Period"), the Company shall deliver to the Trustee for cancellation the Securities of such series or portions thereof which have been properly tendered to and are to be accepted by the Company. The Trustee shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Securities of such series delivered by the Company to the Trustee is less than the Offer Amount, the Trustee shall deliver the excess to the Company immediately after the expiration of the Offer Period for application in accordance with this Section.

          (3) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than one Business
Day prior to the Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered by the Holder for purchase by the Company and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the Offer Period the aggregate principal amount of Securities surrendered by Holders exceeds the Offer
Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company).

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

          Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

             (4) At the time the Company delivers Securities to the Trustee which are to be accepted for purchase, the Company will also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section and confirming that the Company has complied with all the provisions of this Section 10.08. A Security shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

          (d) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this
Section 10.08. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 10.08, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

Section 10.09   Limitation on Affiliate Transactions.

     (a) The Company shall not, and shall not permit any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless the terms thereof (1) are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate, (2) if such Affiliate Transaction involves an amount in excess of $2.0 million, (i) are set forth in writing and (ii) have been approved by a majority of the members of the Board of Directors having no personal stake in such Affiliate Transaction and (3) if such Affiliate Transaction involves an amount in excess of $10.0 million, have been determined by a nationally recognized investment banking firm to be fair, from a financial standpoint, to the Company and its Restricted Subsidiaries.

          (b) The provisions of Section 10.09(a) shall not prohibit (i) any Permitted Investment or any Restricted Payment permitted to be made pursuant to
Section 10.06, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors, (iii) the grant of stock options or similar rights to employees and directors of the Company pursuant to plans approved by the Board of Directors, (iv) loans or advances to employees in the ordinary course of business in accordance with the past practices of the Company or its Restricted Subsidiaries, but in any event not to exceed $10 million in aggregate principal amount outstanding at any one time, (v) the payment of reasonable fees to directors of the Company and its Restricted Subsidiaries who are not employees of the Company or its Restricted Subsidiaries, (vi) any Affiliate Transaction between the Company and a Consolidated Restricted Subsidiary or between Consolidated Restricted Subsidiaries and (vii) with respect to any series of Securities transactions pursuant to any agreement as in existence as of the Issue Date of such series between the Company or its Restricted Subsidiaries and Continental Grain or one of its Subsidiaries.

Section 10.10   Change of Control.

          (a) Upon a Change of Control, each Holder shall have the right to require that the Company repurchase such Holder's Securities at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), in accordance with the terms contemplated in Section 10.10(b).

          (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder with a copy to the Trustee stating:

               (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest on the relevant interest payment date);

               (2) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma results of operations, cash flow and capitalization after giving effect to such Change of Control);

               (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

               (4) the instructions determined by the Company, consistent with this Section 10.10, that a Holder must follow in order to have its Securities purchased.

          (c) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the purchase date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than one Business
Day prior to the purchase date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered by the Holder for purchase by the Company and a statement that such Holder is withdrawing his election to have such Security purchased.

          (d) On the purchase date, all Securities purchased by the Company under this Section shall be delivered by the Trustee for cancellation, and the Company shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

          (e) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this
Section 10.10. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 10.10 by virtue thereof.

Section 10.11   Limitation on Liens.

          With respect to any series of Securities, the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any

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

nature whatsoever on any of its properties (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date of such series or thereafter acquired, other than Permitted Liens, without effectively providing that the Securities of such series shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured.

Section 10.12   Limitation on Investment Company Status.

          The Company shall not take any action, or otherwise permit to exist any circumstance, that would require the Company to register as an "investment company" under the Investment Company Act of 1940, as amended.

Section 10.13   SEC Reports.

          Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC and provide the Trustee with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the time specified for the filing of such information, documents and reports under such Sections. The Company also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 10.14   Certificate of Compliance.

          The Company shall deliver a certificate of compliance of the Company to the Trustee within 120 days after the end of each fiscal year pursuant to section 314(a)(4) of the Trust Indenture Act, stating, as to each signer thereof, that,

          (a) a review of the activities of the Company during such year and of the performance under this Indenture has been made under such signer's supervision, and

          (b) to the best of such signer's knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such signer and the nature and status thereof.

Section 10.15   Certain Covenants Suspended.

          The covenants set forth above in this Article Ten will be applicable to the Company, except that in the event that at any time (i) the ratings assigned to a particular series of the Securities by either of the Rating Agencies are Investment Grade Ratings and (ii) no Default has occurred and is continuing under this Indenture with respect to such series, the Company and its Restricted Subsidiaries will no longer be subject to the provisions of Sections 10.04, 10.05, 10.06, 10.07, 10.08, 10.09, and 10.11 and clause (iii) of Section
8.01 (the permanent termination of such Sections being herein called the "Covenant Termination"). The Company will deliver to the Trustee an Officers' Certificate confirming the occurrence of the Covenant Termination.

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

Section 10.16   Calculation of Original Issue Discount.

          To the extent applicable, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                ARTICLE ELEVEN

                           Redemption of Securities

Section 11.01   Applicability of Article.
                ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated in Section 3.01 for Securities of any series) in accordance with this Article.

Section 11.02   Election to Redeem; Notice to Trustee.
                -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of the redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed at the Redemption Price and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 11.03   Selection by Trustee of Securities to Be Redeemed.
                -------------------------------------------------

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities

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

redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04   Notice of Redemption.
                --------------------

          Notice of redemption shall be given in the manner provided in Section
1.06 not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed.

          All notices of redemption shall state:

          (a)  the Redemption Date;

          (b)  the Redemption Price;

          (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed;

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that, unless the Company defaults in making such redemption payment, interest thereon, if any, or in the case of Original Issue Discount Securities, the original issue discount, shall cease to accrue on and after such date;

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (f)  that the redemption is for a sinking fund, if such is the case;

          (g)  the applicable CUSIP Numbers.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at Company Request, by the Trustee in the name and at the expense of the Company.

Section 11.05 Deposit of Redemption Price.
              ---------------------------

          On or prior to 10:00 A.M. New York City time on any Redemption Date, the Company shall deposit in immediately available funds with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03 and as required by the Trust Indenture Act) an amount of money (in the currency or units of currency in which the Securities so called for redemption are denominated or an appropriate equivalent thereof) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.06 Securities Payable on Redemption Date.
              -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. On presentation and surrender of such Securities for redemption in accordance with such notice, such Securities shall be paid and redeemed by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated in Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof so to be redeemed shall, until paid, bear interest from the Redemption Date at the Overdue Rate applicable to such Security. The Company shall be responsible for the payment, if any, of the Overdue Rate.

Section 11.07 Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at the place specified in the notice of redemption (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE

                                 Sinking Funds

Section 12.01 Applicability of Article.

          Securities of any series which are subject to a sinking fund for the retirement of Securities of a series shall be subject to such sinking fund in accordance with their terms and (except as otherwise specified as contemplated in Section 3.01 for Securities of such series) in accordance with this Article.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.02 Satisfaction of Sinking Fund Payments with Securities.

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities in satisfaction of all or any part of any sinking fund payment with respect to the

Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.03 Redemption of Securities for Sinking Fund.

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                               ARTICLE THIRTEEN

                                  Defeasance

Section 13.01 Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance.

          If pursuant to Section 3.01 provision is made for either or both of
(1) defeasance of the Securities of a series under Section 13.02 or (2) covenant defeasance of the Securities of a series under Section 13.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series, and the Company may at its option by or pursuant to a Board Resolution, at any time, with respect to the Securities of such series, elect to have either
Section 13.02 (if applicable) or Section 13.03 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article.

Section 13.02 Defeasance and Discharge.

          Upon the Company's exercise of the option provided in Section 13.01 to have this Section 13.02 applied to the Outstanding Securities of a defeasible series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth in Section 13.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium or interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06,
10.02 and 10.03 and, with respect to the Trustee, under Section 6.07, (3) the rights, powers, trusts, duties, and immunities of the Trustee under Sections 3.04, 3.05, 3.06, 3.08, 3.09, 5.06 and 10.03, and otherwise the duty of the
Trustee to authenticate Securities of such series issued on registration of transfer or exchange and (4) this Article. Subject to compliance with this Article, the Company may exercise its option provided in Section 13.01 to have this Section 13.02 applied to the Outstanding Securities of any defeasible series notwithstanding the prior exercise of its option provided in Section
13.01 to have Section 13.03 applied to the Outstanding Securities of such series.

Section 13.03 Covenant Defeasance.

          Upon the Company's exercise of the option provided in Section 13.01 to have this Section 13.03 applied to the Outstanding Securities of any defeasible series, the Company shall be released from (i) in the case of Senior Securities of any series, its obligations under Sections 10.04, 10.05, 10.06, 10.07, 10.08, 10.09, 10.10, 10.11 and 10.12 hereof or (ii) in the case of Senior Securities or Subordinated Securities of any series, its obligations with respect to any other restrictive covenant with respect to the Outstanding Securities of such series on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.01(d) or 5.01(g) (except to the extent covenants or agreements referenced in such Sections remain applicable) but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. Notwithstanding the foregoing, if the Company exercises its covenant defeasance option and an Event of Default under the provisions of this Indenture relating to certain events of bankruptcy or insolvency or event which with the giving of notice or lapse of time, or both, would become an Event of Default under such bankruptcy or insolvency provisions shall have occurred and be continuing on the 123rd day after the date of the deposit of funds with the Trustee pursuant to Section 13.04(a) below, the obligations of the Company referred to under the definition of covenant defeasance with respect to such Securities shall be reinstated in full.

Section 13.04 Conditions to Defeasance or Covenant Defeasance.

          Except as expressly provided below, the following shall be the conditions to application of either Section 13.02 or Section 13.03 to the Outstanding Securities of such series:

          (a) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another Trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
(B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(C) a combination thereof, sufficient without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying Trustee) to pay and discharge, (i) the principal of and

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

any premium on and each installment of principal of and any premium and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "Government Obligations" means securities that are (x) direct obligations of the United States of America or, if specified as contemplated in Section 3.01, the government which issued the currency in which the Securities of such series are payable, for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or, if specified as contemplated in Section 3.01, such government which issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the obligor thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt;

          (b) No Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit and in the case of an election under Section 13.02 only, no Event of Default under the provisions herein relating to certain events of bankruptcy or insolvency provisions shall have occurred and be continuing on the 123rd day after such date;

          (c) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company;

          (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (e) In the case of an election under Section 13.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (f) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted;

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

          (g) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01; and

          (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

Section 13.05 Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

          Subject to the provisions of Section 10.03, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying Trustee--collectively, for purposes of this Section 13.05, the "Trustee") pursuant to Section 13.04 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through a Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.04 or the principal and any premium and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 13.06 Reinstatement.

          If the Trustee or Paying Agent is unable to apply any money or Government Obligations in accordance with this Article by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and each series of Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article until such time as the Trustee or the Paying Agent is permitted to apply all such money or Governmental Obligations in accordance with this Article; provided, however, that, if the Company has made any payment of interest on or principal of any series of Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities to receive such payment from the money or Government Obligations held by the Trustee or the Paying Agent.

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

                               ARTICLE FOURTEEN

                                 Subordination

Section 14.01   Agreement to Subordinate.

          The Company covenants and agrees, and each Holder of a Subordinated Security issued hereunder, by his acceptance thereof, likewise covenants and agrees, that all Subordinated Securities shall be issued subject to the provisions of this Article; and each Person holding any Subordinated Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the principal of and interest (and premium, if any) on all Subordinated Securities issued hereunder shall, to the extent and in the manner herein set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of the Senior Indebtedness.

Section 14.02   Payments to Holders of Subordinated Securities.

          In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets; or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (iii) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event specified in clause (i), clause (ii) or clause (iii) above (each such event, if any, herein sometimes referred to as a "Proceeding"):

          (a) the holders of Senior Indebtedness will be entitled to receive payment of such Senior Indebtedness in full (including interest accrued subsequent to the commencement of any Proceeding) before the Holders of Subordinated Securities are entitled to receive any payment or distribution of cash, securities or other property with respect to the principal of, premium, (if any), or interest on or other obligations in respect of the Subordinated Securities, or on account of any purchase or other acquisition of Subordinated Securities by the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Subordinated Securities Payment"), and to that end the holders of Senior Indebtedness of the Company shall be entitled to receive, for application to the payment thereof, any Subordinated Securities Payment which may be payable or deliverable in respect of the Subordinated Securities in any such Proceeding; and

          (b) until the Senior Indebtedness is paid in full (including interest accrued subsequent to the commencement of any Proceeding), any Subordinated Securities Payment to which Holders of Subordinated Securities would be entitled but for this Article Fourteen will be made to Holders of such Senior Indebtedness as their interests may appear. If a Subordinated Securities Payment is made to holders of Subordinated Securities that, due to this Article Fourteen should not have been made to them, such Holders of Subordinated Securities are required to hold it in trust for the holders of Senior Indebtedness and pay it over to them as their interests may appear.

          In the event that, notwithstanding the foregoing provisions of this
Section 14.02, the Trustee, in respect of a series of Subordinated Securities, receives payment or distribution of assets of the Company of any kind or character, before all the Senior Indebtedness of the

Company is paid in full, then and in such event, such Subordinated Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay the Senior Indebtedness of the Company in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company.

          The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this
Section 14.02 if the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

Section 14.03   No Payment When Designated Senior Debt in Default.

          The Company will not make any Subordinated Securities Payment or make any deposit pursuant to the provisions described under Article Thirteen hereof if (i) any Designated Senior Debt is not paid when due (after giving effect to any applicable grace periods) or (ii) any other default on Designated Senior Debt occurs and the maturity of such Designated Senior Debt is accelerated in accordance with its terms unless, in either case, the default has been cured or waived or has ceased to exist and any such acceleration has been rescinded or such Designated Senior Debt has been discharged or paid in full. Notwithstanding the foregoing, the Company may make any Subordinated Securities Payment if the Company and the Trustee receive written notice approving such payment from the representative of the Designated Senior Debt with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred and is continuing.

          In the event that, notwithstanding the foregoing, the Company shall make any Subordinated Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section 14.03, then and in such event, such Subordinated Securities Payment shall be paid over and delivered forthwith to the holders of the Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay in full all the Senior Indebtedness of the Company.

          If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of Designated Senior Debt or the representative of such holders of the acceleration.

          The provisions of this Section 14.03 shall not apply to any Subordinated Securities Payment with respect to which Section 14.02 would be applicable.

          In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing provisions of this Section 14.03, shall be received by the Trustee, in respect of a series of Subordinated Securities, under this Indenture or the Holders of the Subordinated Securities before all Senior Indebtedness is paid in full or provision is made for such payment in accordance with its terms, and if such fact shall, at or prior to the time of such payment or distribution, have been actually known to the Trustee, then such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the representative of the holders of such Senior Indebtedness, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interest may appear, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in accordance with its distribution to or for the holders of such Senior Indebtedness.

          For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this Article with respect to the Subordinated Securities) to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets to another corporation upon the terms and conditions provided in Article Eight shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 14.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Article Six, except as expressly provided therein. This Section 14.03 shall be subject to the further provisions of
Section 14.06.

Section 14.04   Subrogation.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Subordinated Securities subject to the provisions of Sections 14.02 and
14.03 shall be subrogated (equally and ratably with the holders of all obligations of the Company which by their express terms are subordinated to Senior Indebtedness of the Company to the same extent as the Subordinated Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on such Subordinated Securities shall be paid in full; and for the purpose of such subrogation, no payments of distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of such Subordinated Securities or the Trustee on their behalf would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of such Subordinated Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of such Subordinated Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders pursuant to the subrogation provision of this Article, which would otherwise have been paid to the holders of Senior Indebtedness, shall be deemed to be a payment by the Company to or for the account of such Securities. The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

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

          Nothing contained in this Article or elsewhere in this Indenture or in the Subordinated Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Subordinated Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Subordinated Securities the principal of and interest on the Subordinated Securities and the amounts owed as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights against the Company of the Holders of the Subordinated Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Subordinated Security or the Trustee on his behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Sections 6.01 and 6.03, and the Holders of the Subordinated Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such insolvency, bankruptcy, dissolution, winding-up, liquidation, arrangement or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Subordinated Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 14.05   Authorization by Holders of Subordinated Securities.

          Each Holder of a Subordinated Security by his acceptance thereof authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 14.06   Notice to Trustee.

          The Company shall give prompt written notice to the Trustee and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent in respect of any series of Subordinated Securities pursuant to the provisions of this Article. Regardless of anything to the contrary contained in this Article or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of any series of Subordinated Securities unless and until a Responsible Officer of the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an officer of the Company, or by a holder or agent of a holder of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent, or by the trustee under any indenture pursuant to which Senior Indebtedness shall be outstanding, and, prior to the receipt of any such written notice, the Trustee shall, subject to Sections 6.01 and 6.03, be entitled to assume that no such facts exist; provided, that if on a date at least two Business Days prior to the date upon which by the terms hereof any such moneys shall become payable for any purpose (including the payment of the principal of or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this section, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

          Subject to Sections 6.01 and 6.03, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or other representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or other representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any Payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 14.07   Trustee's Relation to Senior Indebtedness.

          The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in the Trust Indenture Act or in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Sections 6.01 and 6.03, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith pay over or deliver to Holders of Subordinated Securities, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 14.08   No Impairment of Subordination.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

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

Section 14.09   Trust Moneys Not Subordinated.

          Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Thirteen by the Trustee for the payment of principal of, premium, if any, and interest on the Subordinated Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions on this Article Fourteen, and none of the Trustee or the Holders of the Subordinated Securities shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

                                ARTICLE FIFTEEN

                                  Amendments

Section 15.01   Without Consent of Holders.

          The Company and the applicable Trustee may amend this Indenture, the Securities or any Coupons without the consent of any Holder:

          (a) to evidence the succession of another corporation to the rights of the Company and the assumption by such successor of the covenants and obligations of the Company in this Indenture and in the Securities and Coupons, if any, issued hereunder;

          (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities and the Coupons, if any, appertaining thereto (and if such covenants are to be for the benefit of less than all series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power conferred in this Indenture upon the Company;

          (c) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series);

          (d) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance hereunder of Securities of any series in bearer form, registrable or not registrable, and with or without Coupons, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities of any series in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

          (e) to change or eliminate any of the provisions of this Indenture; provided, that any such change or elimination will become effective only when there is no Outstanding Security issued hereunder or Coupon of any series created prior to such modification which is entitled to the benefit of such provision and as to which such modification would apply;

          (f)  to secure the Securities issued hereunder;

          (g) to supplement any of the provisions of this Indenture to such extent as is necessary to permit or facilitate the defeasance and discharge of any series of Securities, provided
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

that any such action will not adversely affect the interests of the Holders of Securities of such series or any other series of Securities issued under such Indenture or any related Coupons in any material respect;

          (h) to establish the form or terms of Securities and Coupons, if any, as permitted by Sections 2.01 and 3.01 hereof;

          (i) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as is necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee pursuant to the requirements of Section 6.11 hereof; or

          (j) to cure any ambiguity, to correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision herein, to eliminate any conflict between the terms of this Indenture and the Securities issued hereunder and the Trust Indenture Act or to make any other provisions with respect to matters or questions arising under this Indenture which will not be inconsistent with any provision of this Indenture; provided, that such other provisions shall not adversely affect the interests of the Holders of Outstanding Securities or Coupons, if any, of any series created hereunder prior to such modification in any material respect.

Section 15.02   With Consent of Holders.

          With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such modification voting together as one class, the Company and the applicable Trustee may amend this Indenture, the Securities and any Coupons for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities and Coupons, if any, under this Indenture. However, without the consent of each Holder affected, an amendment under this Section may not:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made with respect to any Coupon, or change the currency or currencies in which the principal of (and premium, if any) or interest on such Security is denominated or payable, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Security, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or limit the obligation of the Company to maintain a paying agency outside the United States for payments on Bearer Securities, or adversely affect the right to convert any Subordinated Security into shares of Common Stock as may be set forth in the Prospectus Supplement;

          (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such modification, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults or Events of Default hereunder and their consequences provided for in such Indenture;

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          (c)  modify any of the provisions of this Indenture relating to modifications and waivers of defaults and covenants, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security of each series affected thereby; provided, however, that certain of such modifications may be made without the consent of any Holder of any Security as provided in the preceding paragraph; or

          (d) modify any of the provisions relating to the subordination of the Subordinated Securities in a manner adverse to the Holders thereof.

          (e) In the case of the Subordinated Securities, no modification may adversely affect the rights of any holder of Senior Indebtedness under the subordination provisions without the consent of such Holder.

          An amendment of a provision included solely for the benefit of one or more series does not affect Holders of any other series.

          Holders need not consent to the exact text of a proposed amendment or waiver; it is sufficient if they consent to the substance thereof.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of any such series waive, by notice to the applicable Trustee and the Company, any past default or Event of Default under this Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Securities of such series or (2) in respect of a covenant or provision hereof which pursuant to this Section 15.02 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of the Securities of such series under this Indenture, but no such waiver will extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          The Company may omit in any particular instance to comply with certain covenants in this Indenture, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities affected either waive such compliance in such instance or generally waive compliance with such provisions, but no such waiver may extend to or affect any term, provision or condition except to the extent expressly so waived, and, until such waiver becomes effective the obligations of the Company and the duties of the applicable Trustee in respect of any such provision will remain in full force and effect.

Section 15.03   Compliance with Trust Indenture Act.

          Every amendment pursuant to Section 15.01 or 15.02 shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

          If a provision of the Trust Indenture Act requires or permits a provision of this Indenture and the Trust Indenture Act provision is amended, then this Indenture provision shall be automatically amended to like effect.

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Section 15.04   Effect of Consents.

          An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder entitled to consent to it.

          A consent to an amendment or waiver by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security. Any Holder or subsequent Holder may revoke the consent as to his Security if the Trustee receives notice of the revocation before the amendment or waiver becomes effective.

          The Company may fix a record date for the determination of Holders of Registered Securities entitled to give a consent. The record date shall not be less than 10 nor more than 60 days prior to the first written solicitation of Holders.

Section 15.05   Notation on or Exchange of Securities.

          The Company or the Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company may issue in exchange for affected Securities new Securities that reflect the amendment or waiver.

Section 15.06   Trustee Protected.

          The Trustee need not sign any supplemental indenture that adversely affects its rights. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment or supplement or waiver authorized pursuant to this Article is authorized or permitted by this Indenture, and that such amendment or supplement or waiver constitutes the legal, valid and binding obligation of the Company.

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          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                              CONTIFINANCIAL CORPORATION

                              By: /s/ Daniel Willett
                                  -------------------------------------
                                 Name:  Daniel Willett
                                 Title: Chief Financial Officer

                              By: /s/ Frank Baier
                                  -------------------------------------
                                 Name:  Frank Baier
                                 Title: Treasurer

                              THE BANK OF NEW YORK, as Trustee

                              By: /s/ Marie Trimboli
                                  -------------------------------------
                                 Name: Marie Timboli
                                 Title: Assistant Treasurer